[CHASE VISTA FUNDS LOGO]

                               SEMI-ANNUAL REPORT

                   Chase Vista(SM). Setting the Global Standard.

                       CHASE VISTA GROWTH AND INCOME FUND

                        CHASE VISTA CAPITAL GROWTH FUND

                         CHASE VISTA EQUITY INCOME FUND

                    CHASE VISTA SMALL CAP OPPORTUNITIES FUND

                                 April 30, 1998
                                  (Unaudited)

EQUITY FUNDS

                                   HIGHLIGHTS

The U.S. stock market reached record levels as the U.S. economy continued to grow despite Asia's financial crisis.

o In the U.S. stock market, low interest rates, good corporate earnings and solid cash flows prevailed.

o Bonds posted modest gains as interest rates stabilized and inflation continued to remain under control.


                                    CONTENTS

Chairman's Letter                                               3

Chase Vista Growth and Income Fund
 Fund Commentary                                                4

Chase Vista Capital Growth Fund
 Fund Commentary                                                8

Chase Vista Equity Income Fund
 Fund Commentary                                               12

Chase Vista Small Cap Opportunities Fund
 Fund Commentary                                               16

Fund Financial Statements                                      19

Portfolio Financial Statements                                 50

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE
    CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS
     INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                              Chase Vista(SM) Funds

                               CHAIRMAN'S LETTER

                                                                   June 10, 1998
Dear Shareholder:

We are pleased to present this semi-annual report for the following Chase Vista U.S. Equity Funds for the six month period ended April 30, 1998:


    [bullet] Growth and Income Fund     [bullet] Capital Growth Fund
    [bullet] Equity Income Fund         [bullet] Small Cap Opportunities Fund

Stocks Posted Solid Gains as the Economy Continued to Grow
The stock market recorded strong performance as the economy continued to grow at a healthy pace and inflation remained under control. Other factors that contributed to the market's investment results included low interest rates, good corporate earnings and solid cash flows into equity mutual funds.

Early in the period, the potential impact of the Asian economic crisis put pressure on U.S. stocks. However, the U.S. economy continued to grow despite Asia's economic woes. In January, the stock market stalled again, as investors worried about the market's future prospects, however, equities bounced back again in February, as the Dow Jones Industrial Average plowed through 9,000 and finished the period hovering near an all-time record level.

Bonds Posted Modest Gains as Interest Rates Stabilized
Bonds registered modest investment results in an environment that saw the U.S. economy strengthen but inflation continue to remain under control.

The period began with worry about the impact of the Asian crisis on global economic growth. But when the shock of the Asian crisis subsided toward the end of 1997, investors re-focused their attention on the U.S. economy. Bonds performed well in January, despite the strongest Employment Cost Index (ECI) report in five years. In February, several reports that suggested the economy was overheating drove bond prices down. However, the market rebounded, and interest rates stayed in a relatively narrow range, thanks partly to two opposing forces: deflation concerns ignited by the Asian crisis and higher inflation concerns due to the U.S. economy's better-than-expected performance.

Overall, it was another strong period for those invested in the U.S. stock market. As always, all of us at Chase Vista encourage you to maintain your investing discipline in the months and years ahead.


Sincerely,


/s/ Fergus Reid
Fergus Reid
Chairman

                                   Unaudited
                                About Your Fund

                       CHASE VISTA GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

                                   FUND FACTS

  Objective:                  Capital Growth Plus Current Income
  Primary investments:        Common Stocks
  Suggested investment
  time frame:                 Mid- to Long-Term
  Market benchmark:           S&P 500 Index
  Lipper Funds category:      Growth & Income Funds Average

                              Class A          Class B        Class C       Class I
                             ---------------- -------------- ------------- ------------
  Inception date:             9/23/87          11/4/93        1/2/98        1/25/96
  Newspaper symbol:           Gro Inc          Gro Inc        Not listed    Gro Inc
  As of April 30, 1998
  Net assets:                 $1,680.6 mil.    $590.0 mil.    $1.4 mil.     $28.2 mil.

PERFORMANCE
Chase Vista Growth and Income Fund had a total return of 17.90% (Class A shares, without sales charges) for the six-month period ended April 30, 1998, beating the Lipper Growth and Income Funds Average, which returned 17.40%.

STRATEGY
The Fund's investment strategy in the face of the Asian economic crisis contributed significantly to its performance. Early in the period, as Asia's economic woes weighed heavily on global equity markets, technology stocks declined sharply as investors grew concerned about their earnings prospects. The Fund used this sell-off in technology stocks to increase its exposure to select stocks in this sector. This strategy proved favorable for shareholders as many technology stocks rebounded and subsequently recorded strong investment results.

Another strategy that helped performance was the Fund's decision to decrease its exposure to economically sensitive stocks, such as energy, chemicals and paper stocks, and increase its position in defensive stocks, such as supermarkets, retails and utilities. In late 1997, investors bid up the prices of defensive stocks and sold off economically sensitive issues in response to the Asian turmoil.

Beginning in 1998, the Fund took advantage of the weakness in economically sensitive stocks to increase its position in attractively priced energy and basic industry stocks. The Fund also took profits on several of its holdings in the pharmaceutical sector and increased

                                   Unaudited
                                About Your Fund

                       CHASE VISTA GROWTH AND INCOME FUND

its exposure to undervalued Health Maintenance Organization (HMO) stocks with good relative fundamentals. By the end of the period, several of the Fund's economically sensitive stocks benefited from the strength of the domestic economy, and several HMOs rallied due to investor recognition of their attractive valuations.

OUTLOOK
In the months ahead, we expect the economy to show signs of slowing. Additionally, we believe the Asian crisis may have some impact on corporate earnings. Given this forecast, stock selection will be critical and we expect to focus on undervalued companies with a catalyst for improved performance. Examples include companies selling unprofitable businesses, reducing costs or introducing a new product or service. We also expect to look for stocks in sectors that have lagged the market, such as energy, basic materials and utilities.


                       CHASE VISTA GROWTH AND INCOME FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 4/30/98


Cash/Other 0.2%
Investments 99.8%


                    CHASE VISTA GROWTH AND INCOME PORTFOLIO
                COMPOSITION OF TOTAL MARKET VALUE AS OF 4/30/98

Other 4.5%                         Basic Industry 8.8%
REITs 2.9%                         Capital Goods 12.5%
Utilities 6.4%                     Consumer Cyclicals 13.0%
Technology 11.7%                   Consumer Staples 5.2%
Health Care 11.3%                  Energy 7.2%
Financial 16.6%

                                   Unaudited
                                About Your Fund

                       CHASE VISTA GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

                   PORTFOLIO'S TOP 10 HOLDINGS AS OF 4/30/98

  EMC Corp.*                                2.22%
  Computer Associates Intl.                 1.98%
  HEALTHSOUTH Corporation                   1.86%
  Xerox Corp.                               1.66%
  Dow Chemical Co.                          1.59%
  Deutsche Bank AG (Germany)*               1.58%
  Texaco, Inc.                              1.44%
  Mobil Corp.                               1.34%
  Philip Morris Companies, Inc  .           1.33%
  Canadian Pacific, Ltd.                    1.31%

Top 10 holdings comprised 16.31% of the Portfolio's market value of investments. Fund holdings are subject to change at any time. *A non-equity security holding.
--------------------------------------------------------------------------------

               FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98+
 Class A Shares         Without Sales Charge       With Sales Charge
  One Year                 37.97%                    30.04%
  Five Years               18.08%                    16.69%
  Ten Years                23.99%                    23.26%

  Class B Shares         Without CDSC               With CDSC*
  One Year                 37.26%                    32.26%
  Five Years+              17.54%                    17.33%
  Ten Years+               23.70%                    23.70%

  Class C Shares         Without CDSC              With CDSC**
  One Year+                34.96%                    33.96%
  Five Years+              17.14%                    17.14%
  Ten Years+               23.50%                    23.50%

  Class I Shares
  One Year                 38.40%
  Five Years+              18.28%
  Ten Years+               24.10%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Sales Charge for Class A Shares is 5.75%.

* Assumes 5% CDSC for the one year period, a 2% CDSC for the five year period and a 0% CDSC for the period since inception.

** Assumes 1% CDSC.

+ The Fund commenced operations on 9/23/87. Class B Shares, Class C Shares and Class I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Investors should note that the information presented for Class B, Class C and Class I Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and Class C Shares and higher than Class I Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge (CDSC) that applies to the Fund's B Shares and 1% CDSC that applies to the Fund's C Shares.

                                   Unaudited
                                About Your Fund

                       CHASE VISTA GROWTH AND INCOME FUND

                  GROWTH OF HYPOTHETICAL $10,000 INVESTMENT IN
                  CHASE VISTA GROWTH AND INCOME FUND--CLASS A
                             AND ITS KEY BENCHMARKS


             Chase Vista Growth        Lipper Growth                S&P
              and Income Fund        & Income Funds Avg.         500 Index
              ---------------        -------------------         ---------

4/88             9,525                    10,000                   10,000
4/89            13,963                    11,874                   12,289
4/90            18,961                    12,626                   13,582
4/91            24,659                    14,501                   15,970
4/92            31,128                    16,587                   18,205
4/93            35,658                    18,260                   19,886
4/94            37,198                    19,440                   20,945
4/95            40,521                    21,790                   24,593
4/96            50,941                    27,687                   32,013
4/97            59,349                    32,569                   40,049
4/30/98         81,884                    44,365                   56,489


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Growth & Income Fund, the Lipper Growth & Income Funds Average and the Standard & Poor's 500 Index from April 30, 1988 to April 30, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Lipper Growth & Income Funds Average represents the average performance of a universe of 747 actively managed growth and income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard and Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

                                   Unaudited
                                About Your Fund

                        CHASE VISTA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------
                                   FUND FACTS

  Objective:                  Capital Growth
  Primary investments:        Mid-Size Common Stocks
  Suggested investment
  time frame:                 Long-Term
  Market benchmark:           Russell 2000 Index
  Lipper Funds category:      Mid-Cap Funds Average
                              Class A        Class B        Class C       Class I
                             -------------- -------------- ------------- ------------
  Inception date:             9/23/87        11/4/93        1/2/98        1/25/96
  Newspaper symbol:           Cap Gro        Cap Gro        Not listed    Cap Gro
  As of April 30, 1998
  Net assets:                 $936.1 mil.    $505.7 mil.    $1.0 mil.     $83.1 mil.

PERFORMANCE
Chase Vista Capital Growth Fund had a total return of 19.34% (Class A shares, without sales charges) for the six-month period ended April 30, 1998, beating the Lipper Mid Cap Funds Average, which returned 14.40%.

STRATEGY
The Fund's outstanding performance was largely due to superior stock selection and prudent sector allocation decisions. Some of the Fund's better performing stocks included CMAC, a private mortgage insurer; Lear Corporation, an auto parts supplier; and Carnival Corp., the world's largest cruise operator.

The Fund entered the period with low exposure to technology and other economically sensitive securities. This proved successful as technology stocks underperformed the market late in 1997 due to the Asian crisis. In early 1998, the Fund redeployed assets in the technology sector to take advantage of fundamentally sound companies selling at favorable prices. These stocks bounced back so strongly that the Fund again reduced its exposure to the sector by the end of the period.

The financial sector also contributed to performance. Financial stocks benefited from the wave of merger activity and improving earnings. The Fund's overweighting in consumer cyclical stocks, also helped performance, particularly in late 1997. While energy stocks did not contribute significantly to performance, the Fund took advantage of the price weakness in this sector to increase its exposure to attractively priced oil service stocks.

                                   Unaudited
                                About Your Fund


                        CHASE VISTA CAPITAL GROWTH FUND

OUTLOOK
We remain optimistic that good values can still be found, but, in our opinion, the economy appears ready to take a breather. We also expect the Asian crisis to have a slightly greater impact on U.S. corporate earnings than they've had so far. In anticipation of these events, the Fund has been positioned in companies we believe have good prospects of outperforming in an environment of slower-than-expected economic growth.


                        CHASE VISTA CAPITAL GROWTH FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 4/30/98

Cash/Other 1.4%
Investments 98.6%


                      CHASE VISTA CAPITAL GROWTH PORTFOLIO
                COMPOSITION OF TOTAL MARKET VALUE AS OF 4/30/98

Other 7.0%                             Basic Industry 2.0%
REITs 3.5%                             Capital Goods 11.2%
Utilities 2.3%                         Consumer Cyclicals 17.4%
Transportation 0.5%                    Consumer Staples 1.1%
Technology 18.3%                       Energy 3.4%
Health Care 12.8%                      Financial 20.5%

                                   Unaudited
                                About Your Fund


                        CHASE VISTA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                   PORTFOLIO'S TOP 10 HOLDINGS AS OF 4/30/98

  Deutsche Bank AG (Germany)*                 3.24%
  Tele Communications Inc. Liberty
   Media Group (Class A)                      2.47%
  Tenet Healthcare Corp.                      2.45%
  GTECH Holdings Corp.                        2.37%
  Wellpoint Health Networks, Inc.             2.15%
  EMC Corp.                                   2.14%
  Precision Castparts Corp.                   2.13%
  Sundstrand Corp.                            2.00%
  Interim Services, Inc.                      1.94%
  Zions Bancorporation                        1.78%

Top 10 holdings comprised 22.67% the Portfolio's market value of the investments.
Fund holdings are subject to change at any time. *A non-equity security holding.
--------------------------------------------------------------------------------

               FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98+

 Class A Shares         Without Sales Charge       With Sales Charge
  One Year                 44.11%                    35.82%
  Five Years               19.54%                    18.14%
  Ten Years                22.06%                    21.34%

  Class B Shares         Without CDSC               With CDSC*
  One Year                 43.39%                    38.39%
  Five Years+              19.02%                    18.82%
  Ten Years+               21.79%                    21.79%

  Class C Shares         Without CDSC              With CDSC**
  One Year+                42.16%                    41.16%
  Five Years+              18.82%                    18.82%
  Ten Years+               21.69%                    21.69%

  Class I Shares
  One Year                 44.67%
  Five Years+              19.76%
  Ten Years+               22.16%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Sales charge for Class A Shares is 5.75%.

* Assumes a 5% CDSC for the one year period, a 2% CDSC for the five year period and a 0% CDSC for the period since inception.

** Assumes a 1% CDSC.

+ The Fund commenced operations on 9/23/87. Class B Shares, Class C Shares and Class I Shares were introduced on 11/4/93, 1/2/98 and 1/25/96, respectively. Investors should note that the information presented for Class B, Class C and Class I Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and Class C Shares and higher than Class I Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge (CDSC) that applies to the Fund's B Shares and 1% CDSC that applies to the Fund's C Shares.

                                   Unaudited
                                About Your Fund

                         CHASE VISTA CAPITAL GROWTH FUND

                  GROWTH OF HYPOTHETICAL $10,000 INVESTMENT IN
                    CHASE VISTA CAPITAL GROWTH FUND--CLASS A
                             AND ITS KEY BENCHMARKS


             Chase Vista Capital       Lipper Mid-Cap             Russell
                 Growth Fund             Funds Avg.             2000 Index
              ---------------        -------------------         ---------

4/88             9,525                    10,000                   10,000
4/89            13,361                    11,850                   11,539
4/90            14,646                    12,740                   11,284
4/91            17,303                    15,518                   12,433
4/92            24,268                    18,311                   14,554
4/93            28,649                    20,443                   16,848
4/94            32,811                    23,155                   19,336
4/95            35,180                    25,545                   20,734
4/96            43,682                    34,577                   27,587
4/97            48,558                    34,634                   27,605
4/30/98         69,975                    49,382                   39,308

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Capital Growth Fund, the Lipper Mid-Cap Funds Average and the Russell 2000 Index from April 30, 1988 to April 30, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Lipper Mid-Cap Funds Average represents the average performance of a universe of 319 actively managed mid-cap funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Russell 2000 Index tracks the shares of 2,000 small-capitalization companies. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

                                   Unaudited
                                About Your Fund

                         CHASE VISTA EQUITY INCOME FUND
--------------------------------------------------------------------------------
                                   FUND FACTS

  Objective:                    Current Income Plus Capital Growth
  Primary investments:          Common Stocks
  Suggested investment
  time frame:                   Mid- to Long-Term
  Market benchmark:             S&P 500 Index
  Lipper Funds category:        Equity Income Funds Average
                                Class A            Class B            Class C
                               ----------------   ----------------   --------------
  Inception date:               7/15/93            5/7/96             1/8/98
  Newspaper symbol:             Eq Inc             Not listed         Not listed
  As of April 30, 1998
  Net assets:                   $74.3 million      $24.4 million      $3.0 million

PERFORMANCE
Chase Vista Equity Income Fund had a total return of 13.40% (Class A shares, without sales charges) for the six-month period ended April 30, 1998. This compares to 16.32% for the Lipper Equity Income Funds Average.

STRATEGY
Early in the period, the Fund's focus on defensive stocks, such as real estate investment trusts (REITs) and utilities, contributed positively to performance in a challenging environment brought on by the Asian financial crisis. The Fund also enjoyed strong investment results from companies in the cable and finance sectors, especially with its holdings in Telecommunications Inc. and Liberty Media. A number of our holdings in the financial sector performed well due to the wave of merger and acquisition activity in the industry and improving corporate earnings.

The defensive strategy that worked well for the Fund in late 1997 proved to be a drag on performance in the first few months of 1998, as the stock market enjoyed strong investment results. During the market's rally, the Fund became less defensive, using cash reserves to add to quality companies that experienced price weakness. These included Zions Bancorp, Ford and several REITs with attractive yields compared to the market. This strategy helped performance towards the end of the period.

                                   Unaudited
                                About Your Fund


                         CHASE VISTA EQUITY INCOME FUND

OUTLOOK
Due to the length of the current economic expansion and the threat still posed by the Asian economic crisis, the Fund expects to remain positioned for a gradually slowing economy. It expects to invest a significant percent of assets in interest-rate sensitive stocks, such as banks, financial services, bonds, REITs and utilities. Additionally, with strong economic growth in Europe, the Fund expects to maintain its exposure to multinational companies with meaningful business on the continent.


                         CHASE VISTA EQUITY INCOME FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 4/30/98

Cash/Other 1.4%
Investments 98.8%


                         CHASE VISTA EQUITY INCOME FUND
            COMPOSITION OF MARKET VALUE OF INVESTMENTS AS OF 4/30/98


Other 2.0%                     Basic Industry 7.8%
REITs 11.3%                    Capital Goods 6.3%
Utilities 3.9%                 Consumer Cyclicals 7.8%
Technology 11.3%               Consumer Staples 0.9%
Health Care 9.3%               Energy 9.1%
Financial 30.2%

                                   Unaudited
                                About Your Fund

                         CHASE VISTA EQUITY INCOME FUND
--------------------------------------------------------------------------------
                         TOP 10 HOLDINGS AS OF 4/30/98

  Deutsche Bank AG (Germany)*            9.78%
  Zions Bancorporation                   2.11%
  Columbia/HCA Healthcare Corp  .        2.03%
  Sundstrand Corp.                       1.91%
  Halliburton Company                    1.82%
  Precision Castparts Corp.              1.77%
  K-Mart Financing Inc.                  1.74%
    British Petroleum PLC, ADR
   (United Kingdom)                      1.69%
  Allstate Corp.                         1.63%
  American Home Products                 1.50%

Top 10 holdings comprised 25.98% of Fund's market value of investments. Fund holdings are subject to change at any time. *A non-equity security holding.
--------------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/98+

  Class A Shares                   Without Sales Charge       With Sales Charge
  One Year                             34.45%                    26.72%
  Five Years                            N/A                      N/A
  Since Inception (7/15/93)            20.29%                    18.81%

  Class B Shares                     Without CDSC               With CDSC*
  One Year                             33.77%                    28.77%
  Five Years+                           N/A                      N/A
  Since Inception (7/15/93)+           19.97%                    19.65%

  Class C Shares                     Without CDSC              With CDSC**
  One Year                             33.89%                    32.89%
  Five Years+                           N/A                      N/A
  Since Inception (7/15/93)+           19.99%                    19.89%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

** Assumes 1% CDSC.

Certain fees on the Fund were waived during the periods shown. Had they not been waived, returns would have been lower.

Sales charge for Class A Shares is 5.75%.

* Assumes 5% CDSC for the one year period, and a 3% CDSC for the period since inception.

+ The Fund commenced operations on 7/15/93. Class B Shares and Class C Shares were introduced on 5/7/96 and 1/8/98, respectively. Investors should note that the information presented for Class B and Class C Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and Class C Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge (CDSC) that applies to the Fund's B Shares and 1% CDSC that applies to the Fund's C Shares.

                                   Unaudited
                                About Your Fund

                         CHASE VISTA EQUITY INCOME FUND

                  GROWTH OF HYPOTHETICAL $10,000 INVESTMENT IN
                     CHASE VISTA EQUITY INCOME FUND--CLASS A
                             AND ITS KEY BENCHMARKS


             Chase Vista Equity        Lipper Equity                S&P
                 Income Fund          Income Funds Avg.          500 Index
              ---------------        -------------------         ---------
7/93             9,550                    10,000                   10,000
4/94             9,743                    10,309                   10,229
4/95            10,453                    11,421                   12,011
4/96            14,031                    14,280                   15,634
4/97            17,224                    16,751                   19,559
4/30/98         23,157                    22,507                   27,588

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Chase Vista Equity Income Fund, the Lipper Equity Income Funds Average and the S&P 500 Index from July 15, 1993 to April 30, 1998. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 5.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

Certain fees on the Fund were waived during the periods shown. Had they not been waived, returns would have been lower.

The Lipper Equity Income Funds Average represents the average performance of a universe of 221 actively managed equity income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest directly in the index.

                                   Unaudited
                                About Your Fund

                    CHASE VISTA SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                                   FUND FACTS

  Objective:                    Capital Growth
  Primary investments:          Small Cap Common Stocks
  Suggested investment
  time frame:                   Long-Term
  Market benchmark:             Russell 2000 Index
  Lipper Funds category:        Small Company Growth Funds Average
                                Class A            Class B            Class C
                               ----------------   ----------------   --------------
  Inception date:               5/19/97            5/19/97            1/8/98
  Newspaper symbol:             SCapOp             SCapOp             Not listed
  As of April 30, 1998
  Net assets:                   $67.0 million      $61.3 million      $1.3 million

PERFORMANCE
Chase Vista Small Cap Opportunities Fund had a total return of 14.44% (Class A shares, without sales charges) for the six-month period ended April 30, 1998, beating the Lipper Small Company Growth Funds Average, which returned 11.07%.

STRATEGY
Due to the Asian financial crisis, the period started slowly for the Fund, as value-oriented and defensive equities outperformed smaller stocks. Good stock selection in the financial sector helped performance. Two of the Fund's better performers in this industry group were American Bankers International and Zions Bancorp. The Fund also benefited from several holdings in the consumer and health care sectors, which included Heftel Broadcasting and Universal Health Care.

The management team used the pullback in small stocks to increase its exposure to quality companies with attractive valuations. The Fund found many of these stocks in the technology sector, which was one of the hardest hit groups early in the period. This strategy benefited shareholders significantly as technology stocks rebounded early in 1998 and rallied again just before the end of the period. During the last half of the period, the Fund also recorded gains from its overweighted exposure to consumer cyclical and financial services stocks, which benefited from a healthy economy and declining interest rates.

                                   Unaudited
                                About Your Fund

                    CHASE VISTA SMALL CAP OPPORTUNITIES FUND

OUTLOOK
Our outlook for small cap stocks is favorable. Small and large cap stocks typically go through periods where one outperforms the other. Large cap stocks have held leadership for approximately four years, but we believe that small stocks, as evidenced by their strong relative performance in the final three months of the period, may be poised for a strong rally. Indeed, the valuations on small caps, on balance, are attractive compared to their large cap counterparts. Moreover, their earnings growth potential appears to be better, as well. However, with Asia's economic woes still posing a threat to corporate earnings prospects, stock selection will be the key to superior investment results in the months ahead.


                    CHASE VISTA SMALL CAP OPPORTUNITIES FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 4/30/98

Cash/Other 1.5%
Investments 98.5%

                    CHASE VISTA SMALL CAP OPPORTUNITIES FUND
         COMPOSITION OF TOTAL MARKET VALUE OF INVESTMENTS AS OF 4/30/98

Other 7.1%                         Basic Industry 2.0%
REITs 0.4%                         Capital Goods 4.5%
Transportation 2.8%                Consumer Cyclicals 23.2%
Technology 20.1%                   Consumer Staples 1.0%
Health Care 16.6%                  Energy 3.6%
Financial 18.7%

                                   Unaudited
                                About Your Fund

                    CHASE VISTA SMALL CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                         TOP 10 HOLDINGS AS OF 4/30/98

  Deutsche Bank AG (Germany)*                 8.83%
  Ventana Medical Systems, Inc.               1.72%
  Healthcare Financial Partners, Inc  .       1.68%
  Newpark Resources, Inc.                     1.58%
  MRV Communications Inc.                     1.58%
  United Dominion Industries, Ltd.            1.57%
  Coach USA, Inc.                             1.55%
  Allied Waste Industries, Inc.               1.48%
  Chancellor Media Corp.                      1.46%
  PMT Services, Inc.                          1.44%

Top 10 holdings comprised 22.89% of Fund's market value of investments. Fund holdings are subject to change at any time. *A non-equity security holding.

--------------------------------------------------------------------------------

                    CUMULATIVE TOTAL RETURNS AS OF 4/30/98+

                                     Without               With
  Class A Shares                   Sales Charge        Sales Charge
  Since Inception (5/19/97)          58.50%              49.39%

  Class B Shares                    Without CDSC         With CDSC*
  Since Inception (5/19/97)          57.50%              52.30%

  Class C Shares                    Without CDSC        With CDSC**
  Since Inception (5/19/97)+         57.40%              56.40%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Sales Charge for Class A Shares is 5.75%.

* Assumes 5% CDSC for the period since inception.

** Assumes 1% CDSC.

+ The Fund commenced operations on 5/19/97. Class A and B Shares were introduced on 5/19/97. Class C Shares were introduced on 1/8/98. Investors should note that the information presented for Class C Shares prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the C Shares. Additionally, annualized figures have been restated to reflect the maximum 1% contingent deferred sales charge that applies to the Fund's C Shares.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

Chase Vista Equity Income Fund
Portfolio of Investments April 30, 1998 (unaudited)

Shares      Issuer                               Value
----------- ------------------------------------ --------------
Long-Term Investments -- 93.5%
----------------------------------------------------------------
            Common Stock -- 84.8%
            ------------------------------------
            Aerospace -- 5.4%
  37,000    General Dynamics Corp.               $ 1,563,250
  30,000    Precision Castparts Corp.              1,863,750
  29,200    Sundstrand Corp.                       2,016,625
                                                 -----------
                                                   5,443,625
                                                 -----------
            Automotive -- 3.7%
  31,000    Chrysler Corp.                         1,245,813
  20,000    Ford Motor Co.                           916,250
  29,000    Lear Corp.*                            1,553,313
                                                 -----------
                                                   3,715,376
                                                 -----------
            Banking -- 8.2%
  11,500    BankAmerica Corp.                        977,500
  17,000    BB&T Corporation                       1,143,250
  20,000    Cullen/Frost Bankers, Inc.             1,170,000
  20,000    National City Corp.                    1,385,000
  15,000    Southwest Bancorp of Texas               600,000
   7,000    U.S. Bancorp                             889,000
  43,517    Zions Bancorporation                   2,224,807
                                                 -----------
                                                   8,389,557
                                                 -----------
            Broadcasting -- 1.1%
  33,750    Tele-Communications, Inc., Liberty
            Media Group, Class A*                  1,120,078
                                                 -----------
            Business Services -- 0.7%
  20,900    GTECH Holdings Corp.*                    749,788
                                                 -----------
            Chemicals -- 1.9%
  16,000    Crompton & Knowles Corporation           479,000
  10,000    Dow Chemical Co.                         966,875
  25,000    Engelhard Corporation                    528,125
                                                 -----------
                                                   1,974,000
                                                 -----------
            Computer Software -- 0.9%
  15,000    Computer Associates International        878,438
                                                 -----------
            Computers/Computer Hardware -- 3.3%
  45,000    Bay Networks, Inc.*                    1,054,688
  20,000    Quantum Corp.*                           470,000
  21,000    Sun Microsystems, Inc.*                  864,938
  32,000    Symantec Corp.*                          928,000
                                                 -----------
                                                   3,317,626
                                                 -----------

                       See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares      Issuer                                Value
----------- ------------------------------------- --------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
            Construction -- 0.9%
  20,000    J. Ray McDermott, SA*                 $   887,500
                                                  -----------
            Consumer Products -- 1.0%
  35,000    RJR Nabisco Holdings Corp.                973,438
                                                  -----------
            Entertainment/Leisure -- 1.0%
  14,000    Carnival Corp., Class A                   973,875
                                                  -----------
            Financial Services -- 3.6%
  15,000    American Express Co.                    1,530,000
  13,931    Associates First Capital Corp.          1,041,342
  25,000    Federal Home Loan Mortgage Corp.        1,157,813
                                                  -----------
                                                    3,729,155
                                                  -----------
            Health Care/Health Care
            Services -- 4.7%
  65,000    Columbia/HCA Healthcare Corp.           2,140,938
  39,000    Foundation Health Systems, Inc.*        1,128,563
  16,000    Tenet Healthcare Corp.*                   599,000
  30,000    Trigon Healthcare, Inc.*                  911,250
                                                  -----------
                                                    4,779,751
                                                  -----------
            Insurance -- 6.4%
  17,900    Allstate Corp.                          1,722,875
   4,200    CMAC Investment Corp.                     271,163
  13,000    Exel Ltd. (Bermuda)                       970,938
   5,000    Loews Corp.                               500,313
  20,000    Mercury General Corp.                   1,295,000
  10,700    Nationwide Financial Services, Inc.,
            Class A                                   464,113
  47,000    Reliance Group Holdings, Inc.             813,688
   8,000    Travelers, Inc.                           489,500
                                                  -----------
                                                    6,527,590
                                                  -----------
            Machinery & Engineering
            Equipment -- 1.2%
  30,000    McDermott International, Inc.           1,241,250
                                                  -----------
            Metals/Mining -- 1.3%
  12,000    Reynolds Metals Company                   792,000
  10,000    RIO Tinto PLC (United Kingdom)            582,500
                                                  -----------
                                                    1,374,500
                                                  -----------

                       See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares      Issuer                                 Value
----------- -------------------------------------- --------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
            Oil & Gas -- 9.5%
   15,000   Baker Hughes Inc.                      $   607,500
   18,848   British Petroleum PLC, ADR
            (United Kingdom)                         1,781,136
   10,000   Elf Aquitaine SA, ADR (France)             649,375
   14,500   ENI SPA, ADR (Italy)                       958,813
   45,500   Enterprise Oil PLC (ADR)
            (United Kingdom)                         1,268,313
   18,000   Exxon Corp.                              1,312,875
   35,000   Halliburton Company                      1,925,000
   20,000   Royal Dutch Petroleum Co.,
            New York Registered Shares
            (Netherlands)                            1,131,250
                                                   -----------
                                                     9,634,262
                                                   -----------
            Packaging -- 1.2%
   15,000   Ball Corp.                                 579,375
   15,000   Owens-Illinois, Inc.*                      593,438
                                                   -----------
                                                     1,172,813
                                                   -----------
            Paper/Forest Products -- 1.4%
   15,000   Weyerhaeuser Co.                           864,375
   15,000   Willamette Industries, Inc.                582,188
                                                   -----------
                                                     1,446,563
                                                   -----------
            Pharmaceuticals -- 3.3%
   17,000   American Home Products Corp.             1,583,125
   20,200   Pharmacia & Upjohn, Inc.                   849,663
   12,000   Schering-Plough Corp.                      961,500
                                                   -----------
                                                     3,394,288
                                                   -----------
            Printing & Publishing -- 0.4%
   12,500   Dun & Bradstreet Corp.                     443,750
                                                   -----------
            Real Estate Investment Trust -- 11.7%
   23,000   Arden Realty Group, Inc.                   645,438
   50,000   Beacon Capital Partners#*                1,000,000
   20,000   Boston Properties, Inc.*                   661,250
   38,900   Brandywine Realty Trust                    884,975
   31,600   Duke Realty Investments, Inc.              752,475
   27,406   Equity Office Properties Trust             779,358
   24,000   Equity Residential Properties Trust      1,179,000

                       See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares      Issuer                                  Value
----------- --------------------------------------- --------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
  25,000    Essex Property Trust, Inc.              $   825,000
  35,000    Healthcare Realty Trust, Inc.               984,375
  26,000    Manufactured Home Communities,
            Inc.                                        656,500
  26,000    Public Storage, Inc.                        799,500
  36,000    Reckson Associates Realty
            Corporation                                 882,000
  24,000    Security Capital Group Inc., Class B*       726,000
   4,900    Security Capital Pacific Trust              109,638
  15,000    Spieker Properties, Inc.                    594,375
   9,000    Starwood Lodging Trust                      451,688
                                                    -----------
                                                     11,931,572
                                                    -----------
            Retailing -- 1.6%
  16,000    The Limited, Inc.                           537,000
  25,000    TJX Companies, Inc.                       1,106,250
                                                    -----------
                                                      1,643,250
                                                    -----------
            Telecommunications -- 6.3%
  20,000    AT&T Corp.                                1,201,250
  12,000    Bell Atlantic Corp.                       1,122,750
  18,000    BellSouth Corp.                           1,155,375
  22,000    SBC Communications, Inc.                    911,625
   9,000    Telecomunicacoes Brasileiros SA,
            ADR (Brazil)                              1,096,313
  22,000    WorldCom, Inc.*                             941,188
                                                    -----------
                                                      6,428,501
                                                    -----------
            Utilities -- 4.1%
  20,000    CMS Energy Corp.                            873,750
  12,000    FPL Group Inc.                              744,750
  25,000    GPU, Inc.                                   990,625
  20,000    LG&E Energy Corporation                     530,000
   5,000    PacifiCorp                                  116,250
  20,000    Pinnacle West Capital Corp.                 885,000
                                                    -----------
                                                      4,140,375
                                                    -----------
            Total Common Stock                       86,310,921
            (Cost $77,509,924)                      -----------

                       See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares              Issuer                                    Value
------------------- ----------------------------------------- --------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------------------
                    Warrants -- 0.0%
                    ---------------------------------------------------------
                    Real Estate Investment Trust -- 0.0%
    3,337           Security Capital Group, Ser. B,*
                    09/18/98                                  $     9,385
                                                              -----------
                    Convertible Preferred Stock -- 4.1%
                    ---------------------------------------------------------
                    Construction Machinery -- 0.7%
   30,000           Ingersoll-Rand Co., 6.75%                     735,000
                                                              -----------
                    Financial Services -- 2.8%
   28,000           K-Mart Financing Inc., 7.75%                1,841,000
   16,500           Tosco Financing Trust, 5.75%                1,025,475
                                                              -----------
                                                                2,866,475
                                                              -----------
                    Telecommunications -- 0.6%
    3,000           Viacom International
                    (TCI Pacific), 5%                             547,500
                                                              -----------
                    Total Convertible Preferred Stock --        4,148,975
                    (Cost $3,657,224)                         -----------

     Principal
      Amount
     (USD)
                    Convertible Corporate Notes & Bonds -- 4.6%
                    ---------------------------------------------------------
                    Computers/Computer Hardware -- 1.0%
$ 700,000           Solectron Corp., 6%, 3/1/06#                1,015,583
                                                              -----------
                    Environmental Services -- 0.9%
  750,000           USA Waste Services Inc., 4%, 2/1/02           924,848
                                                              -----------
                    Health Care/Health Care Services -- 1.5%
1,000,000           Assisted Living Concepts Inc.,
                    5.63%, 5/1/03#                                956,250
  600,000           Assisted Living Concepts Inc., 6%,
                    11/1/02#                                      626,664
                                                              -----------
                                                                1,582,914
                                                              -----------
                    Retailing -- 1.2%
  800,000           Federated Department Stores 5%,
                    10/01/03                                    1,194,000
                                                              -----------

                       See notes to financial statements.

Chase Vista Equity Income Fund
Portfolio of Investments April 30, 1998 (unaudited) (continued)

   Principal
    Amount
     (USD)     Issuer                        Value
-------------- ----------------------------- ---------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
               Total Convertible Corporate   $  4,717,345
               Notes & Bonds
               (Cost $4,178,670)
               =============================
               Total Long-Term Investments     95,186,626
               (Cost $85,345,818)
               =============================
Short-Term Investments -- 10.1%
-------------------------------------------------------------
               Time Deposits -- 10.1%
               -----------------------------
$10,324,000    Deutsche Bank AG (Germany)    $ 10,324,000
               (Cost $10,324,000)
               -----------------------------
               Total Investments -- 103.6%   $105,510,626
               (Cost $95,669,818)
               =============================

                       See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1998 (unaudited)

Shares      Issuer                              Value
----------- ----------------------------------- ---------------
Long-Term Investments -- 91.9%
----------------------------------------------------------------
            Common Stock -- 90.2%
            -----------------------------------
            Advertising -- 1.3%
   52,550   Outdoor Systems, Inc.               $  1,668,463
                                                ------------
            Aerospace -- 1.2%
   25,000   Precision Castparts Corp.              1,553,125
                                                ------------
            Automotive -- 2.8%
   45,000   Dura Automotive Systems, Inc.*         1,755,000
   35,000   Tower Automotive, Inc.*                1,865,938
                                                ------------
                                                   3,620,938
                                                ------------
            Banking -- 3.3%
   15,000   Bank United Corp., Class A               776,250
   25,000   Cullen/Frost Bankers, Inc.             1,462,500
   30,000   Prime Bancshares, Inc.                   802,500
   32,500   Southwest Bancorp of Texas*            1,300,000
                                                ------------
                                                   4,341,250
                                                ------------
            Biotechnology -- 1.2%
   70,000   BioReliance Corp.*                     1,085,000
   20,000   Pharmaceutical Product
            Development, Inc.*                       501,250
                                                ------------
                                                   1,586,250
                                                ------------
            Broadcasting -- 0.8%
   24,200   Heftel Broadcasting Corp.*             1,061,775
                                                ------------
            Business Services -- 11.4%
   40,000   Conning Corp.                            820,000
   39,100   CORT Business Services Corp.*          1,561,556
   31,000   Diamond Technology Partners Inc.*        868,000
   20,000   Hall Kinion & Associates, Inc.*          312,500
   55,000   Interim Services, Inc.                 1,794,375
   10,000   Lamalie Associates, Inc.*                220,000
   57,500   Maximus, Inc.*                         1,811,250
   72,150   NCO Group, Inc.                        1,799,241
   60,000   Personnel Group of America, Inc.       1,192,500
   96,200   PMT Services, Inc.*                    1,875,900
   75,000   Steven Meyers & Associates, Inc.*      1,293,750
   37,500   United Rentals, Inc.*                  1,291,406
                                                ------------
                                                  14,840,478
                                                ------------

                       See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares      Issuer                                    Value
----------- ----------------------------------------- --------------
Long-Term Investments -- (continued)
---------------------------------------------------------------------
            Computer Software -- 12.6%
  40,000    Advantage Learning Systems, Inc.*         $ 1,260,000
  51,000    American Management Systems, Inc.           1,475,813
  60,000    AXENT Technologies, Inc.*                   1,575,000
  26,250    CSG Systems International, Inc.*            1,194,375
  70,000    Datastream Systems, Inc.*                   1,610,000
   8,000    Exodus Communications, Inc.*                  304,000
  15,000    Hyperion Software Corp.*                      650,625
  11,000    Integrated Systems, Inc.*                     207,625
  30,000    Mastech Corp.*                                795,000
  55,000    Memco Software Ltd. (Israel)*               1,650,000
  32,700    New Era of Networks, Inc.*                    866,550
  20,000    SCM Microsystems, Inc.*                     1,365,000
  32,000    Tecnomatix Technologies, Ltd.*                812,000
  55,000    TSA International Software Ltd.*            1,210,000
  10,000    VeriSign, Inc.*                               383,750
  30,300    Wind River Systems*                         1,049,138
                                                      -----------
                                                       16,408,876
                                                      -----------
            Computers/Computer Hardware -- 0.9%
  21,000    Micros Systems, Inc.*                       1,236,375
                                                      -----------
            Construction Materials -- 1.0%
  53,600    Wilmar Industries, Inc.*                    1,279,700
                                                      -----------
            Consumer Products -- 1.0%
  55,000    Carriage Services, Inc.                     1,340,625
                                                      -----------
            Electronics/Electrical Equipment -- 3.1%
  10,200    Credence Systems Corp.*                       281,138
  10,000    Galileo Technology Ltd.*                      322,500
  76,600    MRV Communications Inc.*                    2,058,625
  20,000    PMC -- Sierra, Inc.*                          910,000
  24,700    Sipex Corp.*                                  490,913
                                                      -----------
                                                        4,063,176
                                                      -----------
            Entertainment/Leisure -- 3.1%
  22,000    Anchor Gaming*                              1,853,500
  10,000    CDnow, Inc.*                                  320,000
  56,000    Cinar Films, Inc., Class B*                 1,078,000
  20,000    Family Golf Centers, Inc.*                    842,500
                                                      -----------
                                                        4,094,000
                                                      -----------

                       See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares      Issuer                                      Value
----------- ------------------------------------------- --------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------------
            Environmental Services -- 3.1%
  70,000    Allied Waste Industries, Inc.*              $ 1,925,000
  85,600    Newpark Resources, Inc.*                      2,059,750
                                                        -----------
                                                          3,984,750
                                                        -----------
            Financial Services -- 2.2%
  43,400    Healthcare Financial Partners, Inc.*          2,186,275
  25,000    Waddell & Reed Financial, Inc.                  618,750
                                                        -----------
                                                          2,805,025
                                                        -----------
            Health Care/Health Care Services -- 12.9%
  34,200    Alternative Living Services, Inc.*            1,197,000
  46,000    American Dental Partners, Inc.*                 810,750
  49,000    Ameripath, Inc.*                                802,375
  71,100    Assisted Living Concepts*                     1,306,463
  45,000    Cytyc Corp.*                                    652,500
  43,000    ESC Medical Systems Ltd. (Israel)*            1,397,500
   7,500    First Consulting Group Inc.*                    180,000
  65,000    Hanger Orthopedic Group, Inc.*                1,214,688
  60,000    Hooper Holmes, Inc.                           1,413,750
  25,000    IMPATH, Inc.*                                   931,250
  24,300    National Surgery Centers, Inc.                  689,513
  25,200    Pediatrix Medical Group, Inc.*                1,063,125
  29,000    Perclose, Inc.*                                 880,875
   7,000    ResMed, Inc.*                                   276,938
  29,700    Universal Health Services, Inc., Class B*     1,709,606
  82,000    Ventana Medical Systems, Inc.*                2,244,750
                                                        -----------
                                                         16,771,083
                                                        -----------
            Industrial Manufacturing -- 1.4%
  33,800    Waters Corp.*                                 1,808,300
                                                        -----------
            Insurance -- 4.4%
  59,500    ARM Financial Group Inc., Class A             1,275,531
   5,000    CMAC Investment Corp.                           322,813
  37,000    Horace Mann Educators Corp.                   1,271,875
  10,000    Orion Capital Corp.                             557,500
  75,000    Penn-America Group, Inc.*                     1,546,875
  20,000    Triad Guaranty, Inc.                            710,000
                                                        -----------
                                                          5,684,594
                                                        -----------

                       See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares      Issuer                                Value
----------- ------------------------------------- ---------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
            Machinery & Engineering
            Equipment -- 2.2%
   40,000   Applied Power, Inc., Class A          $  1,495,000
   48,200   Rental Service Corp.*                    1,400,813
                                                  ------------
                                                     2,895,813
                                                  ------------
            Manufacturing -- 2.1%
   37,500   The York Group, Inc.                       684,375
   60,000   United Dominion Industries, Ltd.         2,051,250
                                                  ------------
                                                     2,735,625
                                                  ------------
            Multi-Media -- 1.5%
   40,000   Chancelor Media Corp.                    1,897,500
                                                  ------------
            Oil & Gas -- 3.6%
   75,000   Bayard Drilling Technologies, Inc.*      1,115,625
   10,000   Dril-Quip, Inc.*                           359,375
   35,000   Friede Goldman International Inc.        1,408,750
   60,000   Global Industries Ltd.*                  1,361,250
   25,000   UTI Energy Corp.*                          434,375
                                                  ------------
                                                     4,679,375
                                                  ------------
            Pharmaceuticals -- 1.6%
   32,800   Parexel International Corp.*             1,098,800
   25,000   PathoGenesis Corporation*                  990,625
                                                  ------------
                                                     2,089,425
                                                  ------------
            Real Estate Investment Trust -- 0.4%
   15,000   LaSalle Partners, Inc.*                    515,625
                                                  ------------
            Retailing -- 5.8%
   13,600   99 Cents Only Stores*                      518,500
   29,260   Fred Meyer, Inc.                         1,313,043
   15,000   Goody's Family Clothing, Inc.*             742,500
   13,000   Linens 'N Things, Inc.                     783,250
   39,800   Petco Animal Supplies, Inc.*               786,050
   28,500   Stage Stores, Inc.*                      1,465,969
   40,000   West Marine, Inc.*                       1,002,500
   25,000   White Cap Industries, Inc.*                543,750
   14,250   Wild Oats Markets, Inc.                    449,766
                                                  ------------
                                                     7,605,328
                                                  ------------

                       See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares              Issuer                                    Value
------------------- ----------------------------------------- ---------------
Long-Term Investments -- (continued)
------------------------------------------------------------------------------
                    Shipping/Transportation -- 2.8%
     42,500         Coach USA, Inc.*                          $  2,016,094
     20,000         C.H. Robinson Worldwide, Inc.*                 457,500
     27,800         Hub Group, Inc., Class A*                      733,225
     50,000         Trailer Bridge, Inc.*                          400,000
                                                              ------------
                                                                 3,606,819
                                                              ------------
                    Telecommunications -- 1.8%
     20,600         Aspect Telecommunications Corp.*               592,250
     50,000         Corsair Communications, Inc.*                  925,000
     25,000         Digital Microwave Corporation*                 284,375
     15,000         RELTEC Corporation*                            598,125
                                                              ------------
                                                                 2,399,750
                                                              ------------
                    Waste Management -- 0.6%
     20,000         American Disposal Services, Inc.*              801,875
                                                              ------------

                    Wholesaling -- 0.1%
      6,500         JLK Direct Distribution Inc.*                  212,868
                                                              ------------
                    Total Common Stock                         117,588,786
                    (Cost $94,495,265)                        ------------

     Principal
      Amount
       (USD)
                    Convertible Corporate Notes & Bonds -- 0.9%
                    ----------------------------------------------------------
                    Health Care/Health Care Services -- 0.9%
 $1,200,000         Assisted Living Concepts Inc.,
                    5.63%, 5/1/03#                            $  1,147,500
                    (Cost $1,200,000)                         ------------
                    =========================================
                    Total Long-Term Investments               $118,736,286
                    (Cost $95,695,265)
                    =========================================

                       See notes to financial statements.

Chase Vista Small Cap Opportunities Fund
Portfolio of Investments April 30, 1998 (unaudited) (continued)

   Principal
    Amount
     (USD)     Issuer                       Value
-------------- ---------------------------- --------------
Short-Term Investments -- 8.8%
-----------------------------------------------------------
               Time Deposit -- 8.8%
               ----------------------------
$11,504,000    Deutsche Bank AG (Germany)   $ 11,504,000
               (Cost $11,504,000)
               ----------------------------
               Total Investments -- 99.9%   $130,240,286
               (Cost $107,199,265)
               ============================

Index

* -- Non income producing security.

# -- Security may only be sold to qualified institutional buyers.

ADR -- American Depository Receipt.


                       See notes to financial statements.

Statement of Assets and Liabilities April 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                            Growth and          Capital            Equity         Small Cap
                                              Income             Growth            Income        Opportunity
                                               Fund               Fund              Fund             Fund
                                       ------------------- ----------------- ----------------- ---------------
ASSETS:
  Investments, at value (Note 1) .....$2,301,813,224        $1,527,084,634  $105,510,626        $130,240,286
  Cash ...............................            --                    --           615                 360
  Receivables:
   Investment securities sold ........            --                    --       442,879                  --
   Interest and dividends ............            --                    --       231,261              12,205
   Fund shares sold ..................     3,273,057             7,547,032       839,748           1,858,041
  Other assets .......................        40,746                50,142            --              76,465
                                       --------------       --------------   ------------       ------------
     Total assets .................... 2,305,127,027         1,534,681,808   107,025,129         132,187,357
                                       --------------       --------------   ------------       ------------
LIABILITIES:
  Payables:
   Investment securities
    purchased ........................            --                    --     4,583,592           1,394,533
   Trust shares redeemed .............     1,955,053             1,182,130       386,990             198,820
  Accrued liabilities: (Note 2)
   Administration fees ...............       189,378               134,898        12,230              15,317
   Distribution fees .................       708,650               502,990        31,273              50,069
   Investment advisory fees ..........            --                    --        32,614              61,270
   Shareholder servicing fees ........       473,435               309,248        20,383              12,800
   Custodian .........................            --                    --        20,768              32,053
   Other .............................     1,230,414               804,987       104,355             110,290
                                       --------------       --------------   ------------       ------------
     Total Liabilities ...............     4,556,930             2,934,253     5,192,205           1,875,152
                                       --------------       --------------   ------------       ------------
NET ASSETS:

  Paid in capital .................... 1,354,661,204           956,379,109    85,086,864         107,133,365
  Accumulated undistributed net
   investment income (loss) ..........       281,052            (3,153,656)       70,759            (663,647)
  Accumulated undistributed net
   realized gain on investment
   transactions ......................   300,180,934           132,825,609     6,834,493             801,466
  Net unrealized appreciation of
   investments and futures ...........   645,446,907           445,696,493     9,840,808          23,041,021
                                       --------------       --------------   ------------       ------------
  Net Assets ......................... $2,300,570,097       $1,531,747,555  $101,832,924        $130,312,205
                                       ==============       ==============   ============       ============
  Shares Outstanding:
   Class A Shares ....................    35,847,554            18,839,364     3,648,228           4,242,158
   Class B Shares ....................    12,668,172            10,304,683     1,220,167           3,917,790
   Class C Shares ....................        30,655                21,615       149,178              88,964
   Class I Shares ....................       600,079             1,655,682            --                  --
  Net Asset Value:
   Class A Shares (and
    redemption price) ................ $       46.89        $        49.99   $     20.34        $      15.85
   Class B Shares* ................... $       46.59        $        49.08   $     20.17        $      15.75
   Class C Shares* ................... $       45.75        $        48.68   $     20.17        $      15.74
   Class I Shares (and
    redemption price) ................ $       47.08        $        50.25   $        --        $         --
  Class A Maximum Public
   Offering Price Per Share
   (net asset value plus 4.75%
   of net asset value per share) ..... $       49.23        $        52.48   $     21.30        $      16.64
                                       --------------       --------------   ------------       ------------
  Cost of Investments ................ $          --          $         --   $95,669,818        $107,199,265
                                       ==============       ==============   ============       ============

--------------
* Redemption price may be reduced by contingent deferred sales charge.

                       See notes to financial statements.

Statement of Operations For the year ended April 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                            Growth and        Capital         Equity       Small Cap
                                              Income           Growth         Income      Opportunity
                                               Fund             Fund           Fund          Fund
                                         ---------------- --------------- ------------- --------------
INVESTMENT INCOME:
  Dividend .............................            --               --    $  917,617    $    36,498
  Interest .............................            --               --       256,072        197,512
  Investment income from Portfolio .....  $ 20,059,520     $  6,833,196            --             --
  Foreign taxes withheld ...............      (140,273)         (14,645)       (2,387)          (604)
  Expenses from Portfolio ..............    (5,405,786)      (3,353,200)           --             --
                                          ------------     ------------    ----------    -----------
    Total investment income ............    14,513,461        3,465,351     1,171,302        233,406
                                          ------------     ------------    ----------    -----------
EXPENSES: (Note 2)
  Administration fees ..................     1,149,687          697,402        60,149         72,627
  Distribution fees ....................     3,932,973        2,783,768       150,742        236,431
  Investment advisory fees .............            --               --       160,397        314,717
  Shareholder servicing fees ...........     2,874,218        1,743,506       100,249        121,046
  Custody fees .........................            --               --        48,119         30,570
  Printing and postage .................       107,672           59,932         2,464          8,640
  Professional fees ....................        21,414           23,865        11,057         12,111
  Registration costs ...................        32,123           42,191        14,782         38,415
  Transfer agent fees ..................     1,800,824        1,174,554        92,476        168,699
  Trustees fees and expenses ...........        22,994           13,948         2,005          2,421
  Other ................................        45,736           58,320         1,885         16,531
                                          ------------     ------------    ----------    -----------
    Total expenses .....................     9,987,641        6,597,486       644,325      1,022,208
                                          ------------     ------------    ----------    -----------
Less amounts waived ....................            --               --            --        125,155
                                          ------------     ------------    ----------    -----------
Net expenses ...........................     9,987,641        6,597,486       644,325        897,053
                                          ------------     ------------    ----------    -----------
  Net investment income (loss) .........     4,525,820       (3,132,135)      526,977       (663,647)
                                          ------------     ------------    ----------    -----------
REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
Net realized gain on:
  Investments ..........................   300,284,088      132,875,936     6,794,750      1,472,410
  Futures transactions .................            --               --        43,751             --
  Change in net unrealized
   appreciation on investments .........    70,508,383      121,636,779     2,468,324     14,178,601
                                          ------------     ------------    ----------    -----------
  Net realized and unrealized gain on
   investments .........................   370,792,471      254,512,715     9,306,825     15,651,011
                                          ------------     ------------    ----------    -----------
  Net increase in net assets from
   operations ..........................  $375,318,291     $251,380,580    $9,833,802    $14,987,364
                                          ============     ============    ==========    ===========

                       See notes to financial statements.

--------------------------------------------------------------------------------

    Statement of Changes in Net Assets For the periods indicated (unaudited)
                                                                Growth and                             Capital
                                                                  Income                               Growth
                                                                   Fund                                 Fund
                                                   ------------------------------------ -------------------------------------
                                                        11/01/97         Year ended          11/01/97          Year ended
                                                        Through          October 31,          Through          October 31,
                                                        04/30/98            1997             04/30/98             1997
                                                   ----------------- ------------------ ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) ....................  $    4,525,820     $   18,557,123     ($   3,132,135)    ($   2,431,588)
 Net realized gain (loss) on investments and
  futures transactions ...........................     300,284,088        346,561,648        132,875,936        141,845,250
 Change in net unrealized appreciation on
  investments and futures ........................      70,508,383        219,612,905        121,636,779        146,684,790
                                                    --------------     --------------      -------------      -------------
 Increase in net assets from operations ..........     375,318,291        584,731,676        251,380,580        286,098,452
                                                    --------------     --------------      -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income ...........................      (5,065,207)       (19,159,664)                --         (3,602,277)
 Net realized gain on investment transactions.....    (350,484,992)      (157,923,667)      (138,761,329)      (129,278,815)
                                                    --------------     --------------      -------------      -------------
  Total dividends and distributions ..............    (355,550,199)      (177,083,331)      (138,761,329)      (132,881,092)
                                                    --------------     --------------      -------------      -------------
 Increase (decrease) from capital share
  transactions (Note 5) ..........................    (227,371,752)       111,162,161        105,879,382         26,775,600
                                                    --------------     --------------      -------------      -------------
  Total increase (decrease) in net assets ........    (207,603,660)       518,810,506        218,498,633        179,992,960
NET ASSETS:
 Beginning of period .............................   2,508,173,757      1,989,363,251      1,313,248,922      1,133,255,962
                                                    --------------     --------------      -------------      -------------
 End of period ...................................  $2,300,570,097     $2,508,173,757     $1,531,747,555     $1,313,248,922
                                                    ==============     ==============      =============      =============

    Statement of Changes in Net Assets For the periods indicated (unaudited)

                                                               Equity                         Small Cap
                                                               Income                        Opportunity
                                                                Fund                            Fund*
                                                   ------------------------------- -------------------------------
                                                       11/01/97       Year ended       11/01/97        5/19/97*
                                                       Through       October 31,        Through         Through
                                                       04/30/98          1997          04/30/98        10/31/97
                                                   --------------- --------------- ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) ....................  $    526,977    $    553,508     ($   663,647)   ($  282,454)
 Net realized gain (loss) on investments and
  futures transactions ...........................     6,838,501       4,305,713        1,472,410       (670,943)
 Change in net unrealized appreciation on
  investments and futures ........................     2,468,324       4,681,346       14,178,601      8,862,419
                                                    ------------    ------------      -----------     ----------
 Increase in net assets from operations ..........     9,833,802       9,540,567       14,987,364      7,909,022
                                                    ------------    ------------      -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income ...........................      (644,088)       (408,650)              --             --
 Net realized gain on investment transactions.....    (4,294,946)     (1,849,469)              --             --
                                                    ------------    ------------      -----------     ----------
  Total dividends and distributions ..............    (4,939,034)     (2,258,119)              --             --
                                                    ------------    ------------      -----------     ----------
 Increase (decrease) from capital share
  transactions (Note 5) ..........................    34,766,540      36,836,769       34,547,588     72,868,231
                                                    ------------    ------------      -----------     ----------
  Total increase (decrease) in net assets ........    39,661,308      44,119,217       49,534,952     80,777,253
NET ASSETS:
 Beginning of period .............................    62,171,616      18,052,399       80,777,253             --
                                                    ------------    ------------      -----------     ----------
 End of period ...................................  $101,832,924    $ 62,171,616     $130,312,205    $80,777,253
                                                    ============    ============      ===========     ==========

-------
* Commencement of operations of the Fund.

                       See notes to financial statements.

Chase Vista Mutual Funds
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Effective March 16, 1998, the Vista Family of Mutual Funds changed its name to Chase Vista Funds. Growth and Income Fund ("VGIF"), Capital Growth Fund ("VCGF"), Equity Income Fund ("VEIF") and Small Cap Opportunities Fund ("VSCOF") collectively, the "Funds", are separate series of The Trust. The Funds offer various classes of shares as follows:


Fund    Classes Offered
------- -----------------------------------------
VGIF    Class A, Class B, Class C, Institutional
VCGF    Class A, Class B, Class C, Institutional
VEIF    Class A, Class B, Class C
VSCOF   Class A, Class B, Class C

Class A shares generally provide for a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class ("Class I").


The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. VGIF and VCGF

   Effective November 29, 1993, VGIF and VCGF adopted the Master Feeder Fund structure through the contribution of their investment assets to their respective portfolios in exchange for beneficial interests in such portfolios of an equal value. Prior thereto each Fund owned individual investment securities. VGIF and VCGF seek to achieve their investment objective by investing all of their investable assets in the Growth and Income Portfolio and the Capital Growth Portfolio respectively (the "Portfolios") which like the Funds, are open-end management investment companies having the same investment objectives as the Funds. As of April 30, 1998, VGIF and VCGF owned 75.04% and 99.99% of the net assets of the Growth and Income Portfolio, and of the Capital Growth Portfolio, respectively. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Funds.

       1. Valuation of investments -- VGIF and VCGF record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

       2. Investment income and expenses -- VGIF and VCGF record daily their pro-rata share of the respective Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

     B. VEIF and VSCOF

       1. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations

Chase Vista Mutual Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

       supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

       2. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

       3. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

       The Funds invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase. Use of long futures contracts subject the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contracts.

       The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. As of April 30, 1998 the Funds had no outstanding futures contracts.

       4. Written options -- When a Fund writes an option on a futures contract, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

       The VSCOF may write options on stock index securities futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

       As of April 30, 1998 the Funds had no outstanding written options.

Chase Vista Mutual Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

       5. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     C. General Policies

       1. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

       2. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

       3. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

       4. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.


2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Advisor") acts as the Investment Advisor to the VSCOF and VEIF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.65% for VSCOF and 0.40% for VEIF of the average daily net assets. The Advisor, voluntarily waived $64,105 of its fees for VSCOF for the six month period ended April 30, 1998.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of VEIF and 0.30% of VSCOF's average daily net assets.

   B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may

Chase Vista Mutual Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

   obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the funds. For the six months ended April 30, 1998, Chase's Shareholder Servicing charges amounted to:
   VGIF: $2,803,803, VCGF: $1,628,043, VEIF: $100,249 and VSCOF: $121,046
   (before waivers).

   The Shareholder Servicing Agents have voluntarily waived $61,050 of VSCOF of their fees for the six month period ended April 30, 1998.

   C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub- Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

   The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B for the VGIF, VCGF, VSCOF and VEIF in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Institutional Classes. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund. The Class B and Class C Distribution Plans provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B and Class C Shares for distribution services.

   D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from VSCOF and VEIF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from VGIF and VCGF, a fee computed at the annual rate equal to 0.05% of the respective Fund's average daily net assets.

Chase Vista Mutual Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

   E. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for VSCOF and VEIF. Compensation for such services is presented in the Statement of Operations as custodian fees.

3. Investment Transactions -- For the six months ended April 30, 1998, purchases and sales of investments (excluding short-term investments) were as follows:

                                                       VEIF             VSCOF
                                                  --------------   --------------
Purchases (excluding U.S. Government) .........   $81,546,528      $57,857,456
Sales (excluding U.S. Government) .............    43,835,720       30,485,975
Purchases of U.S. Government ..................     3,919,063               --
Sales of U.S. Government ......................    10,179,500               --

4. Federal Income Tax Matters -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 1998 are as follows.

                                               VEIF             VSCOF
                                          --------------   ---------------
Aggregate cost ........................   $95,669,818      $107,199,265
                                          -----------      ------------
Gross unrealized appreciation .........    11,342,267        26,827,751
Gross unrealized depreciation .........    (1,501,459)       (3,786,730)
                                          -----------      ------------
Net unrealized appreciation ...........   $ 9,840,808      $ 23,041,021
                                          ===========      ============

5. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows:

                                                      Growth and Income Fund
                            --------------------------------------------------------------------------
                                         11/01/97
                                          Through                              Year Ended
                                         04/30/98                           October 31, 1997
                            -----------------------------------   ------------------------------------
                                  Amount             Shares             Amount             Shares
                            -----------------   ---------------   -----------------   ----------------
           Class A
Shares sold .............   $133,644,211         2,967,253        $ 227,685,739         5,475,599
Shares issued in
  reinvestment of
  distributions .........    197,497,048         4,833,293          129,043,670         3,389,044
Shares redeemed .........   (193,753,521)       (4,341,503)        (685,048,191)      (17,046,486)
                            ------------        ----------        -------------       -----------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $137,387,738         3,459,043        $(328,318,782)       (8,181,843)
                            ============        ==========        =============       ===========

Chase Vista Mutual Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                                   Growth and Income Fund
                            ---------------------------------------------------------------------
                                        11/01/97
                                        Through                            Year Ended
                                        04/30/98                        October 31, 1997
                            --------------------------------   ----------------------------------
                                 Amount            Shares           Amount             Shares
                            ----------------   -------------   ----------------   ---------------
           Class B
Shares sold .............   $53,021,303         1,194,015      $72,705,744         1,733,138
Shares issued in
  reinvestment of
  distributions .........    65,410,677         1,615,062       30,201,645           801,403
Shares redeemed .........   (34,770,675)         (782,697)     (58,550,825)       (1,388,230)
                            -----------         ---------      -----------        ----------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $83,661,305         2,026,380      $44,356,564         1,146,311
                            ===========         =========      ===========        ==========

                              Growth and Income Fund
                             ------------------------
                                    01/02/98*
                                     Through
                                     04/30/98
                             ------------------------
                                 Amount      Shares
                             ------------- ----------

           Class C
Shares sold ..............    $1,394,479     31,112
Shares issued in
  reinvestment of
  distributions ..........           923         20
Shares redeemed ..........       (21,239)      (477)
                              ----------     ------
Net increase (decrease)
  in Trust shares
  outstanding ............    $1,374,163     30,655
                              ==========     ======

                                                    Growth and Income Fund
                            ----------------------------------------------------------------------
                                          11/01/97
                                          Through                            Year Ended
                                          04/30/98                        October 31, 1997
                            ------------------------------------   -------------------------------
                                  Amount             Shares             Amount           Share
                            -----------------   ----------------   ---------------   -------------
  Institutional Shares
Shares sold .............   $  11,195,891           253,772        $422,932,946       11,192,183
Shares issued in
  reinvestment of
  distributions .........      73,974,034         1,805,354           5,964,007          145,389
Shares redeemed .........    (534,964,883)      (12,728,164)        (33,772,574)        (781,013)
                            -------------       -----------        ------------       ----------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $(449,794,958)      (10,669,038)       $395,124,379       10,556,559
                            =============       ===========        ============       ==========

Chase Vista Mutual Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                                       Capital Growth Fund
                            --------------------------------------------------------------------------
                                         11/01/97
                                          Through                              Year Ended
                                         04/30/98                           October 31, 1997
                            -----------------------------------   ------------------------------------
                                  Amount             Shares             Amount             Shares
                            -----------------   ---------------   -----------------   ----------------
           Class A
Shares sold .............   $215,168,377         4,639,113        $791,649,767         18,969,340
Shares issued in
  reinvestment of
  distributions .........     82,453,203         1,955,721          82,591,535          2,084,634
Shares redeemed .........   (264,284,979)       (5,706,585)       (902,994,337)       (21,565,852)
                            ------------        ----------        ------------        -----------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $ 33,336,601           888,249        $(28,753,035)          (511,878)
                            ============        ==========        ============        ===========

                                                      Capital Growth Fund
                            -----------------------------------------------------------------------
                                         11/01/97
                                         Through                             Year Ended
                                         04/30/98                         October 31, 1997
                            ----------------------------------   ----------------------------------
                                 Amount             Shares            Amount             Shares
                            ----------------   ---------------   ----------------   ---------------
           Class B
Shares sold .............   $57,398,333         1,273,096        $73,425,620         1,775,731
Shares issued in
  reinvestment of
  distributions .........    42,830,096         1,032,548         38,681,174           987,096
Shares redeemed .........   (51,601,248)       (1,145,666)       (71,081,380)       (1,717,714)
                            -----------        ----------        -----------        ----------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $48,627,181         1,159,978        $41,025,414         1,045,113
                            ===========        ==========        ===========        ==========

                               Capital Growth Fund
                            --------------------------
                                    01/02/98*
                                     Through
                                     04/30/98
                            --------------------------
                                Amount        Shares
                            -------------   ----------
           Class C
Shares sold .............    $1,034,133       22,078
Shares issued in
  reinvestment of
  distributions .........            --           --
Shares redeemed .........       (21,713)        (463)
                             ----------       ------
Net increase (decrease)
  in Trust shares
  outstanding ...........    $1,012,420       21,615
                             ==========       ======

Chase Vista Mutual Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                                    Capital Growth Fund
                            -------------------------------------------------------------------
                                        11/01/97
                                        Through                           Year Ended
                                        04/30/98                       October 31, 1997
                            --------------------------------   --------------------------------
                                 Amount            Shares           Amount            Shares
                            ----------------   -------------   ----------------   -------------
  Institutional Shares
Shares sold .............   $48,266,347        1,045,292       $25,872,504            619,791
Shares issued in
  reinvestment of
  distributions .........     5,934,976          140,174         4,367,828            110,013
Shares redeemed .........   (31,298,143)        (643,748)      (15,737,111)          (373,095)
                            -----------        ---------       -----------           --------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $22,903,180          541,718       $14,503,221            356,709
                            ===========        =========       ===========           ========

                                                   Equity Income Fund
                            -----------------------------------------------------------------
                                        11/01/97
                                        Through                          Year Ended
                                        04/30/98                      October 31, 1997
                            --------------------------------   ------------------------------
                                 Amount            Shares          Amount           Shares
                            ----------------   -------------   --------------   -------------

           Class A
Shares sold .............   $32,592,966         1,661,738      $26,803,768       1,501,526
Shares issued in
  reinvestment of
  distributions .........     2,852,499           150,909        1,906,482         122,039
Shares redeemed .........   (12,212,483)         (628,352)      (4,432,663)       (255,045)
                            -----------         ---------      -----------       ---------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $23,232,982         1,184,295      $24,277,587       1,368,520
                            ===========         =========      ===========       =========

                                                  Equity Income Fund
                            --------------------------------------------------------------
                                       11/01/97
                                       Through                        Year Ended
                                       04/30/98                    October 31, 1997
                            ------------------------------   -----------------------------
                                Amount           Shares          Amount          Shares
                            --------------   -------------   --------------   ------------
           Class B
Shares sold .............   $11,624,582          599,765      $13,283,431        780,048
Shares issued in
  reinvestment of
  distributions .........     1,086,748           58,095          129,708          8,101
Shares redeemed .........    (4,165,445)        (213,109)        (853,957)       (47,203)
                            -----------         --------      -----------        -------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $ 8,545,885          444,751      $12,559,182        740,946
                            ===========         ========      ===========        =======

Chase Vista Mutual Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                Equity Income Fund
                            ---------------------------
                                     01/08/98*
                                      Through
                                     04/30/98
                            ---------------------------
                                Amount         Shares
                            -------------   -----------
           Class C
Shares sold .............    $2,987,564      149,173
Shares issued in
  reinvestment of
  distributions .........         3,767          186
Shares redeemed .........        (3,658)        (181)
                             ----------      -------
Net increase (decrease)
  in Trust shares
  outstanding ...........    $2,987,673      149,178
                             ==========      =======

                                             Small Cap Opportunities Fund
                            ---------------------------------------------------------------
                                       11/01/97
                                       Through                   May 19, 1997** Through
                                       04/30/98                     October 31, 1997
                            ------------------------------   ------------------------------
                                Amount           Shares          Amount           Shares
         Class A            --------------   -------------   --------------   -------------
Shares sold .............   $22,447,997       1,570,213      $40,269,785       3,270,589
Shares issued in
  reinvestment of
  distributions .........            --              --               --              --
Shares redeemed .........    (5,762,105)       (406,375)      (2,618,211)       (192,269)
                            -----------       ---------      -----------       ---------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $16,685,892       1,163,838      $37,651,574       3,078,320
                            ===========       =========      ===========       =========

                                             Small Cap Opportunities Fund
                            --------------------------------------------------------------
                                       11/01/97
                                       Through                  May 19, 1997** Through
                                       04/30/98                    October 31, 1997
                            ------------------------------   -----------------------------
                                Amount           Shares          Amount          Shares
         Class B            --------------   -------------   --------------   ------------
Shares sold .............   $21,021,013       1,481,909      $36,272,912       2,840,285
Shares issued in
  reinvestment of
  distributions .........            --              --               --              --
Shares redeemed .........    (4,470,102)       (325,700)      (1,056,255)        (78,704)
                            -----------       ---------      -----------       ---------
Net increase (decrease)
  in Trust shares
  outstanding ...........   $16,550,911       1,156,209      $35,216,657       2,761,581
                            ===========       =========      ===========       =========

Chase Vista Mutual Funds
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                                        Small Cap Opportunity
                                                                Income
                                                                Fund
                                                      -------------------------
                                                              01/07/98*
                                                               Through
                                                              04/30/98
                                                      -------------------------
                                                          Amount        Shares
                                                      -------------   ---------
           Class C
Shares sold .............                              $1,314,582      89,208
Shares issued in
  reinvestment of
  distributions .........                                      --          --
Shares redeemed .........                                  (3,797)       (244)
                                                       ----------      ------
Net increase (decrease)
  in Trust shares
  outstanding ...........                              $1,310,785      88,964
                                                       ==========      ======

--------------
 *Commencement of offering class of shares.
**Fund commenced operations.

6. Retirement Plan -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 1998, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows:

                                 Accrued
                    Pension      Pension
                   Expenses     Liability
                  ----------   ----------
VGIF ..........     $9,897     $74,364
VCGF ..........      5,887      39,103
VEIF ..........        558       3,006
VSCOF .........        590       1,315

--------------------------------------------------------------------------------

                        Financial Highlights (unaudited)
                                                                        Growth and Income Fund
                                              --------------------------------------------------------------------------
                                                                               Class A
                                              --------------------------------------------------------------------------
                                                 11/01/97                             Year Ended
                                                  Through    -----------------------------------------------------------
                                                 04/30/98       10/31/97       10/31/96       10/31/95       10/31/94
                                              -------------- -------------- -------------- -------------- --------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ........   $    46.21      $   39.21      $   34.96      $   30.26      $   30.99
                                                ----------      ---------      ---------      ---------      ---------
Income From Investment Operations:
 Net Investment Income ......................        0.095          0.347@         0.599          0.614          0.466
 Net Gains or Losses in Securities
  (both realized and unrealized) ............        7.184         10.180          5.960          4.710         (0.429)
                                                ----------     ----------     ----------     ----------     ----------
 Total from Investment Operations ...........        7.279         10.527          6.559          5.324          0.037
                                                ----------     ----------     ----------     ----------     ----------
Less Distributions:
Dividends from Net Investment Income ........        0.115          0.379          0.549          0.621          0.422
Distributions from Capital Gains ............        6.484          3.150          1.762             --          0.345
                                                ----------     ----------     ----------     ----------     ----------
Total Distributions .........................        6.599          3.529          2.311          0.621          0.767
                                                ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period ..............   $    46.89      $   46.21      $   39.21      $   34.96      $   30.26
                                                ==========     ==========     ==========     ==========     ==========
Total Return (1) ............................        17.90%         28.84%         19.60%         17.79%          0.15%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)        $1,680,725     $1,496,738     $1,590,893     $1,521,489     $1,413,899
Ratios to average net assets #:
 Ratio of Expenses ..........................         1.27%          1.27%          1.32%          1.43%          1.40%
 Ratio of Net Investment Income .............         0.46%          0.82%          1.46%          1.93%          1.60%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses ....................         1.27%          1.27%          1.32%          1.45%          1.40%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses ..................................         0.46%          0.82%          1.46%          1.91%          1.60%
Portfolio Turnover Rate .....................

                                                                          Growth and Income Fund
                                              ------------------------------------------------------------------------------
                                                Class A
                                              ------------
                                               Year Ended     11/01/97                 Year Ended                 11/04/93*
                                              ------------    Through    --------------------------------------    Through
                                                10/31/93      04/30/98     10/31/97     10/31/96     10/31/95     10/31/94
                                              ------------ ------------- ------------ ------------ ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ........   $  26.60       $ 45.96      $ 39.02      $ 34.81     $ 30.12       $ 30.39
                                                --------       -------      -------      -------     --------      -------
Income From Investment Operations:
 Net Investment Income ......................      0.341            --        0.132@       0.366       0.463         0.336
 Net Gains or Losses in Securities
  (both realized and unrealized) ............      5.007         7.114       10.130        5.984       4.700         0.109
                                                --------      --------     --------     --------    --------      --------
 Total from Investment Operations ...........      5.348         7.114       10.262        6.350       5.163         0.445
                                                --------      --------     --------     --------    --------      --------
Less Distributions:
Dividends from Net Investment Income ........      0.338            --        0.173        0.379       0.470         0.370
Distributions from Capital Gains ............      0.620         6.484        3.150        1.762          --         0.345
                                                --------      --------     --------     --------    --------      --------
Total Distributions .........................      0.958         6.484        3.323        2.141       0.470         0.715
                                                --------      --------     --------     --------    --------      --------
Net Asset Value, End of Period ..............   $  30.99       $ 46.59      $ 45.96      $ 39.02     $ 34.81       $ 30.12
                                                ========      ========     ========     ========    ========      ========
Total Return (1) ............................      20.47%        17.60%       28.20%       19.02%      17.21%         1.55%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)        $949,465      $590,190     $489,100     $370,496    $273,685      $160,375
Ratios to average net assets #:
 Ratio of Expenses ..........................       1.39%         1.75%        1.77%        1.81%       1.93%         1.89%
 Ratio of Net Investment Income .............       1.07%        (0.04%)       0.31%        0.95%       1.38%         1.21%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses ....................       1.39%         1.75%        1.77%        1.81%       1.94%         1.89%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses ..................................       1.07%        (0.04%)       0.31%        0.95%       1.37%         1.21%
Portfolio Turnover Rate .....................         41%

-------
 * Commencement of offering of class of shares.
 # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load. @ Calculated based upon average shares outstanding.

                       See notes to financial statements.

--------------------------------------------------------------------------------

                        Financial Highlights (unaudited)
                                                                                  Growth and
                                                                                 Income Fund
                                                                                 ------------
                                                                                    Class C
                                                                                 ------------
                                                                                  01/02/98**
                                                                                    Through
                                                                                   04/30/98
                                                                                 ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...........................................   $   40.92
                                                                                   ---------
Income From Investment Operations:
 Net Investment Income .........................................................       0.100
 Net Gains or Losses in Securities (both realized and unrealized) ..............       4.790
                                                                                   ---------
 Total from Investment Operations ..............................................       4.890
                                                                                   ---------
Less Distributions:
Dividends from Net Investment Income ...........................................       0.060
Distributions from Capital Gains ...............................................         --
                                                                                   ---------
Total Distributions ............................................................       0.060
                                                                                   ---------
Net Asset Value, End of Period .................................................   $   45.75
                                                                                   =========
Total Return (1) ...............................................................       15.63%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .......................................   $   1,403
Ratios to average net assets #:
 Ratio of Expenses .............................................................        1.11%
 Ratio of Net Investment Income ................................................       (0.08%)
 Ratio of Expenses Without Waivers and Assumption of Expenses ..................        1.11%
 Ratio of Net Investment Income Without Waivers and Assumption of Expenses .....       (0.08%)
Portfolio Turnover Rate ........................................................

                                                                                        Growth and Income Fund
                                                                                 ------------------------------------
                                                                                         Institutional Shares
                                                                                 ------------------------------------
                                                                                   11/01/97      Year      01/25/96**
                                                                                   Through       Ended      Through
                                                                                   04/30/98    10/31/97     10/31/96
                                                                                 ----------- ------------ -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...........................................  $  46.35      $ 39.26     $ 34.80
                                                                                  --------      -------     -------
Income From Investment Operations:
 Net Investment Income .........................................................     0.220@       0.518@      0.467
 Net Gains or Losses in Securities (both realized and unrealized) ..............     7.139       10.200       4.459
                                                                                  --------     --------     -------
 Total from Investment Operations ..............................................     7.359       10.718       4.926
                                                                                  --------     --------     -------
Less Distributions:
Dividends from Net Investment Income ...........................................     0.145        0.483       0.471
Distributions from Capital Gains ...............................................     6.484        3.150          --
                                                                                  --------     --------     -------
Total Distributions ............................................................     6.629        3.633       0.471
                                                                                  --------     --------     -------
Net Asset Value, End of Period .................................................  $  47.08      $ 46.35     $ 39.26
                                                                                  ========     ========     =======
Total Return (1) ...............................................................     18.04%       29.37%      13.39%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .......................................  $ 28,253     $522,336     $27,974
Ratios to average net assets #:
 Ratio of Expenses .............................................................      0.87%        0.86%       1.24%
 Ratio of Net Investment Income ................................................      0.96%        1.21%       1.73%
 Ratio of Expenses Without Waivers and Assumption of Expenses ..................      0.87%        0.86%       1.24%
 Ratio of Net Investment Income Without Waivers and Assumption of Expenses .....      0.96%        1.21%       1.73%
Portfolio Turnover Rate ........................................................

-------
 ** Commencement of offering of class of shares.
 # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load. @ Calculated based upon average shares outstanding.

                       See notes to financial statements.

--------------------------------------------------------------------------------

                        Financial Highlights (unaudited)
                                                                            Capital Growth Fund
                                              -------------------------------------------------------------------------------
                                                                                  Class A
                                              -------------------------------------------------------------------------------
                                                 11/01/97                               Year Ended
                                                 Through    -----------------------------------------------------------------
                                                 04/30/98      10/31/97     10/31/96     10/31/95     10/31/94     10/31/93
                                              ------------- ------------- ------------ ------------ ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ........   $   46.76      $  41.60      $ 35.65      $ 32.17      $ 32.01      $ 25.12
                                                 --------      --------      -------      -------      -------      -------
Income From Investment Operations:
 Net Investment Income ......................      (0.070)       (0.022)@      0.147        0.189        0.099@       0.064
 Net Gains or Losses in Securities
  (both realized and unrealized) ............       8.201        10.130        7.270        4.160        0.719        7.173
                                                 --------     ---------     --------     --------     --------     --------
 Total from Investment Operations ...........       8.131        10.108        7.417        4.349        0.818        7.237
                                                 --------     ---------     --------     --------     --------     --------
Less Distributions:
Dividends from Net Investment Income ........         --          0.144        0.117        0.189        0.027        0.093
Distributions from Capital Gains ............       4.901         4.800        1.355        0.676        0.631        0.257
                                                 --------     ---------     --------     --------     --------     --------
Total Distributions .........................       4.901         4.944        1.472        0.865        0.658        0.350
                                                 --------     ---------     --------     --------     --------     --------
Net Asset Value, End of Period ..............   $   49.99      $  46.76      $ 41.60      $ 35.65      $ 32.17      $ 32.01
                                                 ========     =========     ========     ========     ========     ========
Total Return (1) ............................       19.34%        26.47%       21.48%       13.89%        2.62%       29.06%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)        $ 941,699     $ 839,354     $767,998    $ 747,575     $549,411     $225,235
Ratios to average net assets #:
 Ratio of Expenses ..........................        1.29%         1.31%        1.37%        1.51%        1.49%        1.49%
 Ratio of Net Investment Income .............       (0.30%)       (0.05%)       0.39%        0.54%        0.33%        0.12%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses ....................        1.29%         1.31%        1.37%        1.53%        1.50%        1.49%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses ..................................       (0.30%)       (0.05%)       0.39%        0.52%        0.32%        0.12%
Portfolio Turnover Rate .....................                                                                            43%

                                                                      Capital Growth Fund
                                              -------------------------------------------------------------------
                                                                            Class B
                                              -------------------------------------------------------------------
                                                 11/01/97                  Year Ended                  11/04/93*
                                                 Through    ----------------------------------------    Through
                                                 04/30/98      10/31/97      10/31/96     10/31/95     10/31/94
                                              ------------- ------------- ------------- ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ........    $  46.11      $  41.21      $ 35.39      $  32.03      $ 31.38
                                                 --------      --------      -------      --------      -------
Income From Investment Operations:
 Net Investment Income ......................      (0.120)       (0.236)@     (0.076)        0.044        0.011@
 Net Gains or Losses in Securities
  (both realized and unrealized) ............       7.991        10.010        7.246         4.100        1.296
                                                 --------     ---------     --------      --------     --------
 Total from Investment Operations ...........       7.871         9.774        7.170         4.144        1.307
                                                 --------     ---------     --------      --------     --------
Less Distributions:
Dividends from Net Investment Income ........          --         0.078           --         0.111        0.026
Distributions from Capital Gains ............       4.901         4.800        1.355         0.676        0.631
                                                 --------     ---------     --------      --------     --------
Total Distributions .........................       4.901         4.878        1.355         0.787        0.657
                                                 --------     ---------     --------      --------     --------
Net Asset Value, End of Period ..............    $  49.08      $  46.11      $ 41.21      $  35.39      $ 32.03
                                                 ========     =========     ========      ========     ========
Total Return (1) ............................       19.04%        25.85%       20.88%        13.34%        4.19%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)         $505,795     $ 421,645     $333,703      $260,376     $124,223
Ratios to average net assets #:
 Ratio of Expenses ..........................        1.77%         1.81%        1.87%         2.01%        2.00%
 Ratio of Net Investment Income .............       (0.81%)       (0.56%)      (0.21%)        0.02%       (0.09%)
 Ratio of Expenses Without Waivers and
  Assumption of Expenses ....................        1.77%         1.81%        1.87%         2.02%        2.02%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses ..................................       (0.81%)       (0.56%)      (0.21%)        0.01%       (0.11%)
Portfolio Turnover Rate .....................                                                                --

-------
 * Commencement of offering of class of shares.
 # Short periods have been annualized.
 @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

                        Financial Highlights (unaudited)
--------------------------------------------------------------------------------

                                                                                               Capital Growth Fund
                                                                                 ------------------------------------------------
                                                                                    Class C          Institutional Shares
                                                                                 ------------ -----------------------------------
                                                                                  01/02/98**    11/01/97      Year     01/25/96**
                                                                                    Through     Through      Ended      Through
                                                                                   04/30/98     04/30/98    10/31/97    10/31/96
                                                                                 ------------ ----------- ----------- -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ...........................................   $  42.45     $ 46.90    $  41.65     $ 35.26
                                                                                   --------     -------    --------     -------
Income From Investment Operations:
 Net Investment Income .........................................................      (0.05)      0.030       0.133@      0.172
 Net Gains or Losses in Securities (both realized and unrealized) ..............      6.280       8.221      10.164       6.336
                                                                                   --------     -------    --------     -------
 Total from Investment Operations ..............................................      6.230       8.251      10.297       6.508
                                                                                   --------     -------    --------     -------
Less Distributions:
Dividends from Net Investment Income ...........................................         --          --       0.248       0.122
Distributions from Capital Gains ...............................................         --       4.901       4.800          --
                                                                                   --------     -------    --------     -------
Total Distributions ............................................................         --       4.901       5.048       0.122
                                                                                   --------     -------    --------     -------
Net Asset Value, End of Period .................................................   $  48.68     $ 50.25    $  46.90     $ 41.65
                                                                                   ========     =======    ========     =======
Total Return (1) ...............................................................      18.02%      19.57%      26.98%      18.13%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .......................................   $  1,052     $83,202    $ 52,250     $31,556
Ratios to average net assets #:
 Ratio of Expenses .............................................................       1.13%       0.91%       0.91%       1.25%
 Ratio of Net Investment Income ................................................      (0.60%)      0.04%       0.31%       0.81%
 Ratio of Expenses Without Waivers and Assumption of Expenses ..................       1.13%       0.91%       0.91%       1.25%
 Ratio of Net Investment Income Without Waivers and Assumption of Expenses .....      (0.60%)      0.04%       0.31%       0.81%
Portfolio Turnover Rate ........................................................         --          --          --          --

-------
 ** Commencement of offering of class of shares.
 # Short periods have been annualized.
 @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

--------------------------------------------------------------------------------

                        Financial Highlights (unaudited)
                                                                         Equity Income Fund
                                                    -------------------------------------------------------------
                                                                               Class A
                                                    -------------------------------------------------------------
                                                      11/01/97                      Year Ended
                                                       Through   ------------------------------------------------
                                                      04/30/98     10/31/97    10/31/96    10/31/95    10/31/94
                                                    ------------ ----------- ----------- ----------- ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..............   $  19.23     $ 15.98     $ 13.39     $ 12.12      $ 13.84
                                                      --------     -------     -------     -------      -------
Income From Investment Operations:
 Net Investment Income ............................      0.121       0.260       0.348       0.347        0.290
 Net Gains or Losses in Securities
  (both realized and unrealized) ..................      2.330       4.709       3.434       1.698       (0.477)
                                                      --------     -------     -------     -------     --------
 Total from Investment Operations .................      2.451       4.969       3.782       2.045       (0.187)
                                                      --------     -------     -------     -------     --------
Less Distributions:
Dividends from Net Investment Income ..............      0.165       0.228       0.329       0.366        0.258
Distributions from Capital Gains ..................      1.176       1.490       0.863       0.410        1.275
                                                      --------     -------     -------     -------     --------
  Total Distributions .............................      1.341       1.718       1.192       0.776        1.533
                                                      --------     -------     -------     -------     --------
Net Asset Value, End of Period ....................   $  20.34     $ 19.23     $ 15.98     $ 13.39     $  12.12
                                                      ========     =======     =======     =======     ========
Total Return (1) ..................................      13.40%      33.66%      29.79%      17.97%       (1.35%)
Ratios/Supplemental Data:
Ratios to average net assets #:
 Net Assets, End of Period (000 omitted) ..........   $742,209     $47,373     $17,493     $11,737     $ 11,409
 Ratio of Expenses ................................       1.48%       1.50%       1.50%       1.50%        1.50%
 Ratio of Net Investment Income ...................       1.44%       1.65%       2.41%       2.81%        2.31%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses ..........................       1.48%       1.70%       2.32%       2.19%        2.02%
 Ratio of Net Investment Income Without Waivers
  and Assumptions of Expenses .....................       1.44%       1.45%       1.59%       2.12%        1.79%
Portfolio Turnover Rate ...........................         71%         75%        114%         91%          75%
                                                                        Equity Income Fund
                                                    -----------------------------------------------------------
                                                      Class A               Class B                   Class C
                                                    -----------  -------------------------------    -----------
                                                     07/15/92*   11/01/97      Year     05/07/96**   01/08/98**
                                                      Through     Through     Ended       Through     Through
                                                      10/31/93   04/30/98    10/31/97    10/31/96     04/30/98
                                                    ----------- ---------- ----------- ------------ -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..............   $ 13.14    $  19.09    $ 15.92   $ 14.56        $ 18.62
                                                      -------    --------    -------   -------        -------
Income From Investment Operations:
 Net Investment Income ............................     0.078       0.086      0.220     0.134          0.035
 Net Gains or Losses in Securities
  (both realized and unrealized) ..................     0.700       2.293      4.615     1.376          1.565
                                                      -------    --------    -------   -------       --------
 Total from Investment Operations .................     0.778       2.379      4.835     1.510          1.600
                                                      -------    --------    -------   -------       --------
Less Distributions:
Dividends from Net Investment Income ..............     0.078       0.123      0.175     0.151          0.050
Distributions from Capital Gains ..................        --       1.176      1.490        --             --
                                                      -------    --------    -------   -------       --------
  Total Distributions .............................     0.078       1.299      1.665     0.151          0.050
                                                      -------    --------    -------   -------       --------
Net Asset Value, End of Period ....................   $ 13.84    $  20.17    $ 19.09   $ 15.92       $  20.17
                                                      =======    ========    =======   =======       ========
Total Return (1) ..................................      5.91%      13.10%     32.87%    10.43%         13.20%
Ratios/Supplemental Data:
Ratios to average net assets #:
 Net Assets, End of Period (000 omitted) ..........   $15,321      24,615    $14,799   $  560        $  3,009
 Ratio of Expenses ................................      1.50%       1.97%      2.11%    2.25%           1.93%
 Ratio of Net Investment Income ...................      1.72%       0.93%      1.06%    1.75%           0.61%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses ..........................      2.40%       1.97%      2.13%    2.75%           1.93%
 Ratio of Net Investment Income Without Waivers
  and Assumptions of Expenses .....................      0.82%       0.93%      1.05%    1.25%            .61%
Portfolio Turnover Rate ...........................        54%         71%        75%     114%             71%

-------
 * Commencement of operations.
 ** Commencement of offering of class of shares.
 # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

                        Financial Highlights (unaudited)
--------------------------------------------------------------------------------

                                                                                          Small Cap
                                                                                     Opportunities Fund
                                                                                  -------------------------
                                                                                           Class A
                                                                                  -------------------------
                                                                                    11/01/97     5/19/97*
                                                                                     Through      Through
                                                                                    04/30/98     10/31/97
                                                                                  ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period ............................................   $ 13.85      $ 10.00
                                                                                    -------      -------
Income From Investment Operations:
 Net Investment Income ..........................................................    (0.050)      (0.041)
 Net Gains or Losses in Securities
  (both realized and unrealized) ................................................     2.050        3.891
                                                                                    --------     --------
 Total from Investment Operations ...............................................     2.000        3.850
                                                                                    --------     --------
Less Distributions:
Dividends from Net Investment Income ............................................        --           --
Distributions from Capital Gains ................................................        --           --
                                                                                    --------     --------
  Total Distributions ...........................................................        --           --
                                                                                    --------     --------
Net Asset Value, End of Period ..................................................   $ 15.85      $ 13.85
                                                                                    ========     ========
Total Return (1) ................................................................     14.44%       38.50%
Ratios/Supplemental Data:
Ratios to average net assets #:
 Net Assets, End of Period (000 omitted) ........................................   $67,217      $42,635
 Ratio of Expenses ..............................................................      1.49%        1.49%
 Ratio of Net Investment Income .................................................     (1.01%)      (1.16%)
 Ratio of Expenses Without Waivers and Assumption of Expenses ...................      1.87%        2.38%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses .....     (1.39%)      (2.05%)
Portfolio Turnover Rate .........................................................        33%           7%

                                                                                                Small Cap
                                                                                           Opportunities Fund
                                                                                  -------------------------------------
                                                                                           Class B            Class C
                                                                                  ------------------------- -----------
                                                                                    11/01/97     5/19/97*    01/07/98**
                                                                                     Through      Through     Through
                                                                                    04/30/98     10/31/97     04/30/98
                                                                                  ------------ ------------ -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ............................................   $  13.81      $ 10.00   $ 13.17
                                                                                    --------      -------   -------
Income From Investment Operations:
 Net Investment Income ..........................................................     (0.086)      (0.057)   (0.028)
 Net Gains or Losses in Securities
  (both realized and unrealized) ................................................      2.026        3.867     2.598
                                                                                    --------     --------   -------
 Total from Investment Operations ...............................................      1.940        3.810     2.570
                                                                                    --------     --------   -------
Less Distributions:
Dividends from Net Investment Income ............................................         --           --        --
Distributions from Capital Gains ................................................         --           --        --
                                                                                    --------     --------   -------
  Total Distributions ...........................................................         --           --        --
                                                                                    --------     --------   -------
Net Asset Value, End of Period ..................................................   $  15.75      $ 13.81   $ 15.74
                                                                                    ========     ========   =======
Total Return (1) ................................................................      14.05%       38.10%    13.98%
Ratios/Supplemental Data:
Ratios to average net assets #:
 Net Assets, End of Period (000 omitted) ........................................   $ 61,695      $38,142    $1,400
 Ratio of Expenses ..............................................................       2.23%        2.24%     2.20%
 Ratio of Net Investment Income .................................................      (1.75%)      (1.93%)   (1.71%)
 Ratio of Expenses Without Waivers and Assumption of Expenses ...................       2.36%        2.88%     2.27%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses .....      (1.88%)      (2.57%)   (1.78%)
Portfolio Turnover Rate .........................................................         33%           7%       33%

-------
 * Commencement of operations.
 ** Commencement of offering of class of shares.
 # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1998 (unaudited)

Shares       Issuer                                    Value
------------ ----------------------------------------- --------------
Long-Term Investments -- 96.1%
----------------------------------------------------------------------
             Common Stock -- 92.0%
             -----------------------------------------
             Agricultural Production/Services -- 1.5%
  400,000    Case Corp.                                $25,425,000
  338,000    Deere & Co.                                19,751,875
                                                       -----------
                                                        45,176,875
                                                       -----------
             Automotive -- 2.1%
  600,000    Ford Motor Co.                             27,487,500
  245,000    General Motors                             16,506,875
  376,000    Lear Corp.*                                20,139,500
                                                       -----------
                                                        64,133,875
                                                       -----------
             Banking -- 4.6%
  300,000    BankAmerica Corp.                          25,500,000
  225,000    Comerica, Inc.                             15,060,938
  500,000    National City Corp.                        34,625,000
  225,000    NationsBank Corp.                          17,043,750
  300,000    Norwest Corp.                              11,906,250
  330,000    Southtrust Corp.                           14,086,875
  175,000    U.S. Bancorp                               22,225,000
                                                       -----------
                                                       140,447,813
                                                       -----------
             Broadcasting/Cable Television -- 2.3%
  600,000    CBS Corp.                                  21,375,000
  700,000    Comast Corp., Special Class A              25,068,750
  772,241    Tele-Communications, TCI Group,
             Class A*                                   24,904,772
                                                       -----------
                                                        71,348,522
                                                       -----------
             Chemicals -- 3.3%
  500,000    Crompton & Knowles Corporation             14,968,750
  505,000    Dow Chemical Co.                           48,827,188
  700,000    Morton International, Inc.                 22,400,000
  145,000    Rohm & Haas Co.                            15,632,813
                                                       -----------
                                                       101,828,751
                                                       -----------
             Computer Software -- 3.1%
  350,000    Autodesk, Inc.                             16,450,000
1,042,000    Computer Associates International          61,022,125
  550,100    Symantec Corp.*                            15,952,900
                                                       -----------
                                                        93,425,025
                                                       -----------

                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares       Issuer                                    Value
------------ ----------------------------------------- --------------
Long-Term Investments -- (continued)
----------------------------------------------------------------------
             Computers/Computer Hardware -- 6.1%
  700,000    Bay Networks, Inc.*                       $16,406,250
1,481,500    EMC Corp.*                                 68,334,181
  300,000    Gateway 2000 Inc.*                         17,606,250
1,000,000    Quantum Corp.*                             23,500,000
  400,000    Storage Technology Corp.*                  33,775,000
  700,000    Sun Microsystems, Inc.*                    28,831,250
                                                       -----------
                                                       188,452,931
                                                       -----------
             Consumer Products -- 1.3%
1,100,000    Philip Morris Companies, Inc.              41,043,750
                                                       -----------
             Diversified -- 1.3%
1,370,000    Canadian Pacific, Ltd.                     40,329,375
                                                       -----------
             Electronics/Electrical Equipment -- 1.9%
  500,000    Linear Technology Corp.                    40,250,000
  300,000    Texas Instruments                          19,218,750
                                                       -----------
                                                        59,468,750
                                                       -----------
             Entertainment/Leisure -- 3.0%
  400,000    Carnival Corp., Class A                    27,825,000
  549,700    GTECH Holdings Corp.                       19,720,488
  300,000    Time Warner, Inc.                          23,550,000
  384,500    Viacom, Inc. Class B*                      22,301,000
                                                       -----------
                                                        93,396,488
                                                       -----------
             Environmental Services -- 0.6%
  650,000    Allied Waste Industries, Inc.*             17,875,000
                                                       -----------
             Financial Services -- 2.6%
  328,625    Associates First Capital Corp.             24,564,719
  200,000    Beneficial Corporation                     26,075,000
  375,000    Morgan Stanley, Dean Witter,
             Discover and Co.                           29,578,125
                                                       -----------
                                                        80,217,844
                                                       -----------
             Food/Beverage Products -- 3.2%
1,000,000    PepsiCo., Inc.                             39,687,500
  550,000    Quaker Oats Co.                            28,600,000
  400,000    Unilever NV, ADR                           29,850,000
                                                       -----------
                                                        98,137,500
                                                       -----------

                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares       Issuer                                    Value
------------ ----------------------------------------- --------------
Long-Term Investments -- (continued)
----------------------------------------------------------------------
             Health Care/Health Care Services -- 6.9%
  175,000    Becton, Dickinson & Co.                   $12,184,375
  601,000    Columbia/HCA Healthcare Corp.              19,795,438
  250,000    Guidant Corp.                              16,718,750
  480,000    Foundation Health Systems, Inc.*           13,890,000
1,900,000    HEALTHSOUTH Corp.*                         57,356,250
  500,000    Integrated Health Services, Inc.           19,281,250
  514,500    Tenet Healthcare Corp.*                    19,261,594
  400,000    Travelers, Inc.                            24,475,000
  250,000    United Healthcare Corp.                    17,562,500
  150,000    Wellpoint Health Networks, Inc.            10,818,750
                                                       -----------
                                                       211,343,907
                                                       -----------
             Insurance -- 4.3%
  720,000    ACE, Ltd.#                                 27,270,000
  400,000    Allstate Corp.                             38,500,000
  225,000    Exel Ltd. (Bermuda )                       16,804,688
  250,000    MGIC Investment Corp.                      15,750,000
  350,000    NAC Re Corp.                               17,500,000
  325,000    Reliastar Financial Corp.                  14,828,125
                                                       -----------
                                                       130,652,813
                                                       -----------
             Manufacturing -- 3.3%
  241,000    Honeywell, Inc.                            22,443,125
  762,500    Ingersoll-Rand Co.                         35,122,656
  440,000    Johnson Controls                           26,125,000
  410,000    Parker Hannifin Corp.                      18,296,250
                                                       -----------
                                                       101,987,031
                                                       -----------
             Metals/Mining -- 1.6%
  550,000    Newmont Mining Corp.                       17,703,125
  250,000    Reynolds Metals Company                    16,500,000
  275,000    RIO Tinto PLC (United Kingdom)             16,018,750
                                                       -----------
                                                        50,221,875
                                                       -----------
             Office Equipment -- 1.7%
  450,000    Xerox Corp.                                51,075,000
                                                       -----------
             Oil & Gas -- 7.2%
  790,000    Apache Corp.                               27,946,250
  403,100    Coastal Corp.                              28,796,456
  850,000    El Paso Natural Gas Co.                    31,396,875

                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares       Issuer                                          Value
------------ ----------------------------------------------- --------------
Long-Term Investments -- (continued)
----------------------------------------------------------------------------
   520,000   Mobil Corp.                                     $41,080,000
   717,900   Texaco, Inc.                                     44,150,850
   590,000   Tosco Corp.                                      21,018,750
   759,900   USX-Marathon Group                               27,213,919
                                                             -----------
                                                             221,603,100
                                                             -----------
             Oil Service -- 3.2%
   420,000   Cooper Cameron Corporation                       27,903,750
   475,000   Dresser Industries, Inc.                         25,115,625
   825,000   McDermott International, Inc.*                   34,134,375
   139,300   Western Atlas, Inc.                              11,004,700
                                                             -----------
                                                              98,158,450
                                                             -----------
             Packaging -- 1.1%
   200,000   Ball Corp.                                        7,725,000
   599,900   Owens-Illinois, Inc.*                            23,733,544
                                                             -----------
                                                              31,458,544
                                                             -----------
             Paper/Forest Products -- 1.1%
   850,000   Willamette Industries, Inc.                      32,990,625
                                                             -----------
             Pharmaceuticals -- 3.7%
   243,000   Bristol-Myers Squibb Co.                         25,727,625
   708,000   Pharmacia & Upjohn, Inc.                         29,780,250
   400,000   Schering-Plough Corp.                            32,050,000
   450,000   SmithKline Beecham PLC, ADR
             (United Kingdom)                                 26,803,125
                                                             -----------
                                                             114,361,000
                                                             -----------
             Printing & Publishing -- 1.9%
   650,000   Dun & Bradstreet Corp.                           23,075,000
   510,000   New York Times Company, Class A                  36,178,125
                                                             -----------
                                                              59,253,125
                                                             -----------
             Real Estate Investment Trust -- 2.9%
   307,000   Arden Realty Group, Inc.                          8,615,188
   211,400   Boston Properties, Inc.*                          6,989,413
   655,800   Duke Realty Investments, Inc.                    15,616,238
   685,173   Equity Office Properties Trust                   19,484,607
   330,000   Equity Residential Properties Trust              16,211,250
   488,700   Public Storage, Inc.                             15,027,525
   574,100   Security Capital US Realty, ADR
             (Luxembourg)                                      7,520,710
                                                             -----------
                                                              89,464,931
                                                             -----------

                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares       Issuer                               Value
------------ ------------------------------------ ----------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
             Restaurants/Food Services -- 0.7%
850,000      Wendy's International, Inc.          $  20,453,125
                                                  -------------
             Retailing -- 7.7%
825,000      American Stores Co.                     19,800,000
394,200      CVS Corp.                               29,072,250
441,000      Dayton-Hudson Corp.                     38,504,813
575,000      Federated Department Stores*            28,282,813
933,900      Kroger Co.*                             39,107,063
850,000      Office Depot, Inc.*                     28,156,250
500,000      Neiman-Marcus Group, Inc.               18,343,750
900,000      Safeway, Inc.*                          34,425,000
                                                  -------------
                                                    235,691,939
                                                  -------------
             Telecommunications -- 4.9%
300,000      AT&T Corp.                              18,018,750
350,000      Bell Atlantic Corp.                     32,746,875
550,000      BellSouth Corp.                         35,303,125
368,500      Sprint Corp.                            25,173,156
882,500      WorldCom, Inc.*                         37,754,409
                                                  -------------
                                                    148,996,315
                                                  -------------
             Electric Utilities -- 2.9%
600,000      FPL Group Inc.                          37,237,500
500,000      GPU, Inc.                               19,812,500
750,000      Pinnacle West Capital Corp.             33,187,500
                                                  -------------
                                                     90,237,500
                                                  -------------
             Total Common Stock                   2,823,231,779
             (Cost $2,096,726,623)                -------------

             Preferred Stock -- 1.7%
             ------------------------------------
             Financial Services -- 0.8%
100,000      Fleetwood Capital Trust, 6%#             5,703,100
143,000      Suiza Capital Trust, 5.5%#               7,030,452
165,000      Sun Financing Inc.7%#                    4,125,000
150,000      Union Pacific Capital Trust, 6.25%       7,862,100
                                                  -------------
                                                     24,720,652
                                                  -------------
             Manufacturing -- 0.2%
240,000      Ingersoll-Rand Co. 6.75%#                5,880,000
                                                  -------------

                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares              Issuer                                     Value
------------------- ------------------------------------------ --------------
Long-Term Investments -- (continued)
------------------------------------------------------------------------------
                    Telecommunications -- 0.7%
     50,000         AirTouch Communications, 4.25%             $ 3,840,625
    100,000         Viacom International
                    (TCI Pacific), 5%                           18,250,000
                                                               -----------
                                                                22,090,625
                                                               -----------
                    Total Preferred Stock                       52,691,277
                    (Cost $42,781,502)                         -----------

                    Warrants -- 0.0%
                    ------------------------------------------
                    Real Estate Investment Trust -- 0.0%
     15,742         Security Capital Group, Ser. B,*
                    09/18/98                                        44,274
                                                               -----------
     Principal
      Amount
       (USD)
                    Convertible Corporate Notes & Bonds -- 2.4%
                    ----------------------------------------------------------
                    Biotechnology -- 0.2%
 $4,000,000         Centocor Inc. 4.75%, 02/15/1905              4,360,000
                                                               -----------
                    Computers/Computer Hardware -- 0.2%
  3,600,000         EMC Corp.,# 3.25%, 03/15/1902                7,630,956
                                                               -----------
                    Electronics/ Electrical Equipment -- 0.4%
  2,000,000         National Grid Company PLC
                    (United Kingdom) 4.25%,
                    02/17/1908                                   3,629,325
  7,000,000         Xilinx, Inc. 5.25%, 11/01/1902               7,481,950
                                                               -----------
                                                                11,111,275
                                                               -----------
                    Financial Services -- 0.2%
  6,600,000         South African Pulp & Paper
                    Industries, BVI Finance Ltd.
                    7.50%, 08/01/1902                            6,048,240
                                                               -----------
                    Health Care/Health Care Services -- 0.6%
  5,000,000         Atria Communities, Inc.# 5.00%,
                    10/15/1902                                   4,981,250
  6,000,000         Concentra Managed Care, Inc.
                    4.50%, 03/15/1903                            6,000,960
  5,000,000         Res Care Inc.,# 6.00%, 12/01/1904            7,200,000
                                                               -----------
                                                                18,182,210
                                                               -----------

                         See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1998 (unaudited) (continued)

  Principal
   Amount
    (USD)    Issuer                            Value
------------ --------------------------------- ----------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
             Media/Advertising -- 0.3%
$8,000,000   Clear Channel Communications,
             Inc. 2.63%, 04/01/1903            $   7,950,000
                                               -------------
             Retailing -- 0.2%
 4,000,000   Federated Department Stores*
             5.00% 10/01/1903                      5,937,880
                                               -------------
             Telecommunications -- 0.1%
 3,500,000   Tel-Save Holdings Inc.# 4.50%,
             09/15/1902                            3,603,915
                                               -------------
             Utilities -- 0.2%
   102,000   Houston Industries, Inc., 7.00%,
             07/01/1900                            7,076,250
                                               -------------
             Total Convertible Corporate          71,900,726
                                               -------------
             Notes & Bonds
             (Cost $56,698,825)
             Total Long-Term Investments       2,947,868,056
             (Cost $2,196,206,950)
             ================================
Short-Term Investments -- 4.2%
----------------------------------------------------------------
             Commercial Paper -- 2.6%
             ---------------------------------
20,000,000   American Express Co., 5.50%,
             05/27/1998                           19,920,556
20,000,000   Associates Corporation, 5.49%,
             06/01/1998                           19,905,450
20,000,000   Ford Motor Credit Company,
             5.50%, 05/28/1998                    19,917,500
20,000,000   General Electric Capital Corp.,
             5.50%, 05/14/1998                    19,960,278
                                               -------------
             Total Commercial Paper               79,703,784
             (Cost $79,703,784)                -------------

             Time Deposit -- 1.6%
             ---------------------------------
             Deutsche Bank, AG
48,700,000   (Germany) 5.53%, 05/01/98           48,707,483
             (Cost $48,707,483)
             --------------------------------
Short-Term Investments -- (continued)
----------------------------------------------------------------

                       See notes to financial statements.

Growth and Income Portfolio
Portfolio of Investments April 30, 1998 (unaudited) (continued)

 Principal
  Amount
   (USD)   Issuer                         Value
---------- ------------------------------ -----------------
           Total Short-Term Investments   $  128,411,267
           (Cost $128,411,267)
========== ==============================
           Total Investments -- 100.3%    $3,076,279,323
           (Cost $2,324,618,217)
========== ==============================

                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments April 30, 1998 (unaudited)

Shares       Issuer                                      Value
------------ ------------------------------------------- ---------------
Long-Term Investments -- 95.7%
-------------------------------------------------------------------------
             Common Stock -- 95.7%
             -------------------------------------------
             Aerospace -- 4.1%
  517,500    Precision Castparts Corp.                   $ 32,149,688
  437,500    Sundstrand Corp.                              30,214,844
                                                         ------------
                                                           62,364,532
                                                         ------------
             Agricultural Production / Services -- 0.6%
  153,500    Case Corp.                                     9,756,844
                                                         ------------
             Airlines -- 0.5%
  124,000    Continental Airlines, Inc., Class B*           7,300,500
                                                         ------------
             Automotive -- 2.8%
  500,000    Lear Corp.*                                   26,781,250
  300,000    Tower Automotive, Inc.                        15,993,750
                                                         ------------
                                                           42,775,000
                                                         ------------
             Banking -- 4.2%
  250,000    Cullen/Frost Bankers, Inc.                    14,625,000
  315,000    Southtrust Corp.                              13,446,563
  310,640    TCF Financial Corp.                           10,115,215
  527,000    Zions Bancorporation                          26,942,875
                                                         ------------
                                                           65,129,653
                                                         ------------
             Biotechnology -- 0.3%
  250,000    Respironics, Inc.                              4,171,875
                                                         ------------
             Broadcasting -- 5.1%
  700,000    Comast Corp., Special Class A                 25,068,750
  600,000    Groupe AB, SA ADR (France)                     3,562,500
1,125,000    Tele-Communications, Inc., Liberty
             Media Group, Class A*                         37,335,938
  200,000    TCA Cable TV, Inc.                            12,350,000
                                                         ------------
                                                           78,317,188
                                                         ------------
             Business Services -- 7.1%
  505,000    American Business Information, Inc.            7,196,250
  375,000    CDI Corp.*                                    14,507,813
  150,000    CORT Business Services Corp.                   5,990,625
  100,000    Fiserv, Inc.                                   6,537,500
1,000,000    GTECH Holdings Corp.*                         35,875,000
  900,000    Interim Services, Inc.                        29,362,500
   57,800    ITT Educational Services, Inc.*                1,708,713

                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares     Issuer                                    Value
---------- ----------------------------------------- --------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------
200,000    Sungard Data Systems, Inc.                $ 7,125,000
                                                     -----------
                                                     108,303,401
                                                     -----------
           Chemicals -- 3.0%
200,000    Crompton & Knowles Corporation              5,987,500
435,000    Cytec Industries, Inc.*                    23,816,250
145,000    Engelhard Corporation                       3,063,125
 75,000    Rohm & Knowles Corporation                  8,085,938
158,000    The Carbide/Graphite Group, Inc.*           5,095,500
                                                     -----------
                                                      46,048,313
                                                     -----------
           Computer Software -- 2.4%
652,400    American Business Information, Inc.*        8,807,400
734,000    American Management Systems, Inc.          21,240,125
150,000    Autodesk, Inc.                              7,050,000
                                                     -----------
                                                      37,097,525
                                                     -----------
           Computers/Computer Hardware -- 6.8%
475,000    Bay Networks, Inc.*                        11,132,813
700,000    EMC Corp.*                                 32,287,500
250,000    Lexmark International Group, Inc.
           (Germany)                                  14,468,750
350,000    Quantum Corp.*                              8,225,000
375,000    Solectron Corp.*                           16,617,188
250,000    Storage Technology Corp.*                  21,109,375
                                                     -----------
                                                     103,840,626
                                                     -----------
           Electronics/Electrical Equipment -- 2.7%
200,000    Linear Technology Corp.                    16,100,000
225,000    MRV Communications Inc.                     6,046,875
238,000    Teleflex, Inc.                             10,115,000
250,000    Teradyne Inc.*                              9,125,000
                                                     -----------
                                                      41,386,875
                                                     -----------
           Entertainment/Leisure -- 1.1%
250,000    Carnival Corp., Class A                    17,390,625
                                                     -----------
           Financial Services -- 4.2%
300,000    Bear Stearns Companies, Inc.               17,118,750
100,000    Beneficial Corporation                     13,037,500
 38,000    Donaldson Lufkin & Jenrette*                3,602,875
300,000    Finova Group, Inc.                         17,568,750
 99,500    The PMI Group, Inc.*                        8,084,375
                                                     -----------
                                                      59,412,250
                                                     -----------

                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares     Issuer                                     Value
---------- ------------------------------------------ --------------
Long-Term Investments -- (continued)
---------------------------------------------------------------------
           Health Care/Health Care Services -- 12.2%
 250,000   Concentra Managed Care, Inc.*              $ 7,781,250
 433,000   Foundation Health Systems, Inc.*            12,529,938
 351,000   Health Care & Retirement Corp.*             14,303,250
 798,500   HEALTHSOUTH Corp.*                          24,104,719
 200,000   Integrated Health Services, Inc.             7,712,500
 150,000   Lincare Holdings, Inc.*                     12,168,750
 990,000   Tenet Healthcare Corp.*                     37,063,125
 150,000   Total Renal Care Holdings Company            4,968,750
 300,000   Trigon Healthcare, Inc.*                     9,112,500
 419,000   Universal Health Services, Inc.,
           Class B*                                    24,118,688
 450,000   Wellpoint Health Networks, Inc.             32,456,250
                                                      -----------
                                                      186,319,720
                                                      -----------
           Insurance -- 8.6%
 485,000   ACE, Ltd.#                                  18,369,375
 142,000   CMAC Investment Corp.                        9,167,875
 190,000   Exel Ltd. (Bermuda)                         14,190,625
 200,000   MGIC Investment Corp.                       12,600,000
 300,000   Nationwide Financial Services, Inc.,
           Class A                                     13,012,500
 950,000   Reliance Group Holdings, Inc.               16,446,875
 300,000   Reliastar Financial Corp.                   13,687,500
 374,250   SunAmerica, Inc.                            18,689,109
 195,000   Transatlantic Holdings, Inc.                14,978,438
                                                      -----------
                                                      131,142,297
                                                      -----------
           Machinery & Engineering Equipment -- 2.1%
 400,000   Applied Power, Inc., Class A                14,950,000
 250,000   Cooper Cameron Corporation                  16,609,375
                                                      -----------
                                                       31,559,375
                                                      -----------
           Manufacturing -- 4.9%
 229,000   Dexter Corp.                                 9,460,563
 170,000   Johnson Controls                            10,093,750
 250,000   Kennametal Inc.                             13,328,125
 100,000   Parker Hannifin Corp.                        4,462,500
 297,500   Pentair, Inc.                               12,866,875
 700,000   United Dominion Industries, Ltd.            23,931,250
                                                      -----------
                                                       74,143,063
                                                      -----------

                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares       Issuer                                          Value
------------ ----------------------------------------------- ---------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------------------
             Media/Advertising -- 0.9%
  300,000    Omnicom Group, Inc.                             $ 14,212,500
                                                             ------------
             Office/Business Equipment -- 1.3%
  600,000    Office Depot, Inc.*                               19,875,000
                                                             ------------
             Oil & Gas -- 3.4%
  225,000    Camco International, Inc.                         15,271,875
  400,000    ENSCO International Inc.                          11,300,000
  250,000    Smith International*                              14,687,500
  300,000    Tosco Corp.                                       10,687,500
                                                             ------------
                                                               51,946,875
                                                             ------------
             Packaging -- 1.0%
  400,100    Owens-Illinois, Inc.*                             15,828,956
                                                             ------------
             Pharmaceuticals -- 0.2%
  227,094    PharMerica, Inc.                                   3,150,929
                                                             ------------

             Printing & Publishing -- 0.8%
  400,000    World Color Press, Inc.                           12,800,000
                                                             ------------
             Real Estate Investment Trust -- 3.9%
  250,000    Beacon Capital Partners#*                          5,125,000
  208,900    Brandywine Realty Trust                            4,752,475
  190,000    Duke Realty Investments, Inc.                      4,524,375
  393,764    Equity Office Properties Trust                    11,197,664
  200,000    Equity Residential Properties Trust                9,825,000
  400,000    Public Storage, Inc.                              12,300,000
  320,000    Security Capital US Realty, ADR
                 (Luxembourg)                                   4,192,000
  140,000    Starwood Lodging Trust                             7,026,250
                                                             ------------
                                                               58,942,764
                                                             ------------
             Restaurants/Food Service -- 1.0%
1,000,000    Darden Restaurants, Inc.                          16,000,000
                                                             ------------
             Retailing -- 6.1%
  450,000    BJ Services Co.                                   16,875,000
  170,000    CVS Corp.                                         12,537,500
  299,000    Intimate Brands, Inc.                              8,671,000
  300,000    Kroger Co.*                                       12,562,500
  500,000    Neiman-Marcus Group, Inc.                         18,343,750
  150,000    Proffitt's, Inc.*                                  5,962,500
  425,000    TJX Companies, Inc.                               18,806,250
                                                             ------------
                                                               93,758,500
                                                             ------------

                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments April 30, 1998 (unaudited) (continued)

Shares           Issuer                                Value
---------------- ------------------------------------- ----------------
Long-Term Investments -- (continued)
------------------------------------------------------------------------
                 Telecommunications -- 0.9%
   510,000       Aspect Telecommunications Corp.*      $   14,662,500
                                                       --------------
                 Textiles -- 0.4%
   124,500       Liz Claiborne, Inc.                        6,123,844
                                                       --------------
                 Utilities -- 2.2%
   375,000       CMS Energy Corp.                          16,382,813
   400,000       Pinnacle West Capital Corp.               17,700,000
                                                       --------------
                                                           34,082,813
                                                       --------------
                 Waste Management -- 0.9%
   105,000       Allied Waste Industries, Inc.*             2,887,500
   215,000       U.S.A. Waste Services, Inc.               10,548,438
                                                       --------------
                                                           13,435,938
                                                       --------------
                 Total Common Stock                     1,461,280,281
                 (Cost $1,015,619,439)                 --------------

   Principal
     Amount
      (USD)
                 U.S. Government Obligations -- 0.0%
                 -------------------------------------
$  565,000       U.S. Treasury Note, 6.875%, 5/15/06          605,249
                                                       --------------
                 (Cost $569,588)
                 Total Long-Term Investments            1,461,885,530
                 (Cost $1,016,189,027)
                 =====================================
Short-Term Investments -- 3.2%
------------------------------------------------------------------------
                 Time Deposit -- 3.2%
                 -------------------------------------
                 Deutsche Bank, AG
48,898,512       (Germany)                                 48,898,512
                 (Cost $48,898,512)
                 -------------------------------------
                 Total Investments -- 98.9%            $1,510,784,042
                 (Cost $1,065,087,539)
                 =====================================

Index

* -- Non income producing security.

# -- Security may only be sold to qualified institutional buyers.

ADR -- American Depository Receipt.

                       See notes to financial statements.

Statement of Assets and Liabilities April 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                              Growth and           Capital
                                                                Income              Growth
                                                              Portfolio           Portfolio
                                                          -----------------   -----------------
ASSETS:
  Investment securities, at value (Note 1) ............   $3,076,279,323      $1,510,784,042
  Cash ................................................           98,486                 979
  Receivables:
   Investment securities sold .........................        1,427,953          21,053,092
   Interest and dividends .............................        3,304,496             511,250
  Other assets ........................................           30,280              43,706
                                                          --------------      --------------
    Total assets ......................................    3,081,140,538       1,532,393,069
                                                          --------------      --------------
LIABILITIES:
  Payable for investment securities purchased .........       12,289,740           4,520,370
  Accrued liabilities: (Note 2) .......................
   Administration fees ................................          126,399              62,555
   Investment advisory fees ...........................        1,010,193             500,436
   Custodian ..........................................           37,873              10,341
   Other ..............................................          212,663             214,733
                                                          --------------      --------------
    Total Liabilities .................................       13,676,868           5,308,435
                                                          --------------      --------------
NET ASSETS APPLICABLE TO INVESTORS'
 BENEFICIAL INTERESTS .................................   $3,067,463,670      $1,527,084,634
                                                          ==============      ==============
  Cost of Investments .................................   $2,324,618,217      $1,065,087,539
                                                          ==============      ==============

                       See notes to financial statements.

Statement of Operations For the six months ended April 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                            Growth and          Capital
                                                              Income             Growth
                                                             Portfolio         Portfolio
                                                         ----------------   ---------------
INVESTMENT INCOME:
  Dividend ...........................................    $ 18,631,084       $  5,081,504
  Interest ...........................................       5,786,647          1,751,692
  Foreign taxes withheld .............................        (160,832)           (14,645)
                                                          ------------       ------------
    Total investment income ..........................      24,256,899          6,818,551
                                                          ------------       ------------
EXPENSES: (Note 2) ...................................
  Investment Advisory fees ...........................       5,634,963          2,794,333
  Administration fees ................................         704,370            349,292
  Custodian fees .....................................          84,525             48,901
  Professional fees ..................................          59,507             59,506
  Trustees fees and expenses .........................          28,175             13,971
  Other ..............................................         109,542             87,197
                                                          ------------       ------------
    Total expenses ...................................       6,621,082          3,353,200
                                                          ------------       ------------
  Net investment income ..............................      17,635,817          3,465,351
                                                          ------------       ------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
  Net realized gain on investments ...................     319,985,046        132,875,936
  Change in net unrealized appreciation on
   Investments .......................................     141,787,039        121,636,779
                                                          ------------       ------------
  Net realized and unrealized gain on investments.....     461,772,085        254,512,715
                                                          ------------       ------------
  Net increase in net assets from operations .........    $479,407,902       $257,978,066
                                                          ============       ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

    Statement of Changes in Net Assets For the periods indicated (unaudited)
                                                                                           Growth and
                                                                                             Income
                                                                                            Portfolio
                                                                               -----------------------------------
                                                                                    11/01/97          For the
                                                                                    Through          Year Ended
                                                                                    04/30/98          10/31/97
                                                                               ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
 Net investment income .......................................................  $   17,635,817    $   39,881,845
 Net realized gain on investments ............................................     319,985,046       365,628,734
 Change in net unrealized appreciation on investments ........................     141,787,039       231,319,779
                                                                                --------------    --------------
 Increase in net assets from operations ......................................     479,407,902       636,830,358
                                                                                --------------    --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
 Contributions ...............................................................     789,065,900       788,831,006
 Withdrawals .................................................................    (864,320,558)     (854,698,879)
                                                                                --------------    --------------
 Net increase (decrease) from transactions in investors' beneficial interests      (75,254,658)      (65,867,873)
                                                                                --------------    --------------
 Net increase in net assets ..................................................     404,153,244       570,962,485
NET ASSETS:
 Beginning of period .........................................................   2,663,310,426     2,092,347,941
                                                                                --------------    --------------
 End of period ...............................................................  $3,067,463,670    $2,663,310,426
                                                                                ==============    ==============

                                                                                              Capital
                                                                                              Growth
                                                                                             Portfolio
                                                                               -------------------------------------
                                                                                    11/01/97           For the
                                                                                    Through           Year Ended
                                                                                    04/30/98           10/31/97
                                                                               ----------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
 Net investment income .......................................................  $    3,465,351    $       9,583,314
 Net realized gain on investments ............................................     132,875,936          141,951,607
 Change in net unrealized appreciation on investments ........................     121,636,779          146,677,178
                                                                                --------------    -----------------
 Increase in net assets from operations ......................................     257,978,066          298,212,099
                                                                                --------------    -----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
 Contributions ...............................................................     316,131,204          936,937,099
 Withdrawals .................................................................    (362,497,483)      (1,009,808,684)
                                                                                --------------    -----------------
 Net increase (decrease) from transactions in investors' beneficial interests      (46,366,279)         (72,871,585)
                                                                                --------------    -----------------
 Net increase in net assets ..................................................     211,611,787          225,340,514
NET ASSETS:
 Beginning of period .........................................................   1,315,472,847        1,090,132,333
                                                                                --------------    -----------------
 End of period ...............................................................  $1,527,084,634    $   1,315,472,847
                                                                                ==============    =================

                       See notes to financial statements

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios. The GIP and the CGP commenced operations on November 19, 1993.

The following is a summary of significant accounting policies followed by the
Portfolios:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trusts' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

   C. Futures contracts -- When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   The GIP invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of long futures contracts subject the Portfolio to risk of loss up to the amount of the value of the contract.

   The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

   As of April 30, 1998, the Portfolios had no outstanding futures contracts.

   D. Written options -- When a Portfolio writes an option on a futures contract, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount

--------------------------------------------------------------------------------

   of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

   The GIP writes options on stock index securities futures. These options are settled for cash and subject the Portfolio to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

   As of April 30, 1998 the Portfolios had no outstanding written options.

   E. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   F. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Portfolios have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Portfolio.

   G. Federal income taxes -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

   H. Expenses -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

   The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Portfolios' average daily net assets.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

   B. Custodial fees -- Chase, as Custodian provides safekeeping services for the Portfolios' securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

   C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these

--------------------------------------------------------------------------------

   services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

3. Investment Transactions -- For the six months ended April 30, 1998, purchases and sales of investments (excluding short-term investments) were as follows:

                                                         GIP                CGP
                                                  -----------------   ---------------
Purchases (excluding U.S. Government) .........   $1,446,015,527      $535,101,869
Sales (excluding U.S. Government) .............    1,145,159,909       448,186,593
Sales of U.S. Government ......................       60,980,313                --

The portfolio turnover rates of GIP and CGP for the year ended were 44% and 33% respectively.

4. Retirement Plan -- The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 1998, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                               Accrued
                  Pension      Pension
                 Expenses     Liability
                ----------   ----------
GIP .........   $11,966      $80,296
CGP .........     5,894       39,159

Chase Vista Funds Service Center
P.O. Box 419392
Kansas City, MO 64179

Investment Adviser, Administrator,
Shareholder and Fund Servicing Agent
and Custodian
The Chase Manhattan Bank

Distributor
Vista Fund Distributors, Inc.

Transfer Agent
DST Systems, Inc.

Legal Counsel
Simpson Thacher & Bartlett

Independent Accountants
Price Waterhouse LLP

Chase Vista Funds are distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from Chase Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

The financial information in this report has been taken from the books and records of the Funds without examination by independent accountants, who express no opinion therto.

To obtain a prospectus for any of the Chase Vista Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

June 1998                                                   CVEQTY-3-498